Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

August 31, 2020

Dear Contract Owner,

As a contract owner who beneficially owns shares of at least one of the following portfolios of the Advanced Series Trust (the "Trust" or "AST"):

•  AST AB Global Bond Portfolio

•  AST Goldman Sachs Global Income Portfolio

•  AST PIMCO Dynamic Bond Portfolio

•  AST Templeton Global Bond Portfolio

You are cordially invited to a Special Meeting of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolio(s) listed above (each, a "Target Portfolio" and collectively, the "Target Portfolios") for which you own shares. The Meetings are scheduled to be held on October 15, 2020, at the times indicated below:

Target Portfolio	Meeting Time
AST AB Global Bond Portfolio	11:00 a.m. Eastern time
AST Goldman Sachs Global Income Portfolio	11:15 a.m. Eastern time
AST PIMCO Dynamic Bond Portfolio	11:30 a.m. Eastern time
AST Templeton Global Bond Portfolio	11:45 a.m. Eastern time

Generally we hold the Meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, the meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/.

The Meetings are very important to the future of the Target Portfolios. At each Meeting, the shareholders of the relevant Target Portfolio will be separately asked to approve or disapprove a Plan of Reorganization of the relevant Target Portfolio (the "Plan"). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the relevant Target Portfolio's assets to the AST Wellington Management Global Bond Portfolio (the "Acquiring Portfolio") of the Trust in exchange for (i) the Acquiring Portfolio's assumption of all of the relevant Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the relevant Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (each a "Reorganization" and collectively, the "Reorganizations"). The fund resulting from the Reorganizations is referred to herein as the "Combined Portfolio."

If the Plan is approved and the Reorganizations are completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio(s). It is expected that the Reorganizations, if approved, would be completed on or about November 16, 2020.

Shareholder approval of any one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of any other Reorganization. In addition, the consummation of any one Reorganization is not contingent upon, and will not affect in any way, the consummation of any other Reorganization. Shareholders should consider each proposal independently of the other proposals.

The Board of Trustees of the Trust (the "Board") has approved each Reorganization and recommends that you vote "FOR" the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours. Based on detailed information the Manager provided the Board regarding each of the Target

Portfolios and the Acquiring Portfolio, the Reorganizations are expected to benefit shareholders for several reasons, including that:

•  The investment objectives and the principal investment strategies of the Target Portfolios and the Acquiring Portfolio are similar in that each of the Target Portfolios and the Acquiring Portfolio normally invests predominantly in debt securities of foreign and domestic issuers in order to provide income;

•  The Combined Portfolio will be larger than each of the Target Portfolios with an estimated $3,781 million of assets based on total assets as of April 30, 2020;

•  The contractual investment management fee rate for the Combined Portfolio is the same or lower than the contractual investment management fee rate for each of the Target Portfolios, and the effective investment management fee rates for the Acquiring Portfolio and Combined Portfolio are the same or lower than the effective investment management fee rate for each of the Target Portfolios;

•  The total net operating expense ratio for each of the Target Portfolios is higher than the total net operating expense ratio for the Acquiring Portfolio and, assuming the Reorganization had been in effect for the one-year period ended December 31, 2019, is higher than the pro forma total net operating expense ratio for the Combined Portfolio; and

•  The Repositioning of the Acquiring Portfolio (as defined in the full Prospectus/Proxy Statement), which will include the addition of two subadvisers and one sub-subadviser and the implementation of new principal investment strategies, is intended to improve the Acquiring Portfolio's investment style consistency and risk-adjusted performance relative to that of each of the Target Portfolios.(1)

The following pages include important information on the proposed Reorganizations in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganizations. Please read the full document, including the detailed description of the factors considered by the Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 800-690-6903 or you may vote over the Internet by going to www.proxyvote.com. Your voting instructions must be received by the Trust prior to October 15, 2020. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganizations. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganizations, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Sincerely,

Timothy Cronin
President
Advanced Series Trust

(1)  Effective on or about November 16, 2020, AllianceBernstein L.P. and Goldman Sachs Asset Management, L.P. will serve as subadvisers to the Acquiring Portfolio alongside Wellington Management, and Goldman Sachs Asset Management International will serve as sub-subadviser to the Acquiring Portfolio. Wellington Management has served as the sole subadviser to the Acquiring Portfolio since July 13, 2015. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the attached Prospectus/Proxy Statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposals because you are the beneficial owner of shares of one or more of the following portfolios:

•  AST AB Global Bond Portfolio

•  AST Goldman Sachs Global Income Portfolio

•  AST PIMCO Dynamic Bond Portfolio

•  AST Templeton Global Bond Portfolio

Each portfolio listed above (each, a "Target Portfolio" and collectively, the "Target Portfolios") is a series of the Advanced Series Trust (the "Trust" or "AST"). Each Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the "Reorganization") of each of the Target Portfolios into the AST Wellington Management Global Bond Portfolio (the "Acquiring Portfolio"), which is a series of the Trust. Each of the proposals is recommended by PGIM Investments LLC and AST Investment Services, Inc., which serve as the investment managers to the AST Templeton Global Bond Portfolio and by PGIM Investments LLC which serves as the sole investment manager of the AST AB Global Bond Portfolio, the AST Goldman Sachs Global Income Portfolio, the AST PIMCO Dynamic Bond Portfolio, and the Acquiring Portfolio, and has been approved by the Board of Trustees of the Trust (the "Board"). The fund resulting from the Reorganizations is referred to herein as the "Combined Portfolio."

Q3. HOW WILL THE PROPOSALS IMPACT FEES AND EXPENSES?

A. If each proposal is approved, it is expected that the total net expense ratio of the Combined Portfolio will be lower than the total net expense ratio of the Target Portfolios, meaning that shareholders of the Target Portfolios will see a reduction in the operating expenses that they pay. As a result, it is expected that each Target Portfolio's shareholders will benefit from decreased expenses. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q4. HOW WILL THE REORGANIZATIONS BENEFIT SHAREHOLDERS?

A. Based on detailed information the Manager provided the Board regarding each of the Target Portfolios and the Acquiring Portfolio, the Reorganizations are expected to benefit Target Portfolio shareholders for a number of reasons, including:

•  The investment objectives and the principal investment strategies of the Target Portfolios and the Acquiring Portfolio are similar in that each of the Target Portfolios and the Acquiring Portfolio normally invests predominantly in debt securities of foreign and domestic issuers in order to provide income;

•  The Combined Portfolio will be larger than each of the Target Portfolios with an estimated $3,781 million of assets based on total assets as of April 30, 2020;

•  The contractual investment management fee rate for the Combined Portfolio is the same or lower than the contractual investment management fee rate for each of the Target Portfolios, and the effective investment management fee rates for the Acquiring Portfolio and Combined Portfolio are the same or lower than the effective investment management fee rate for each of the Target Portfolios;

•  The total net operating expense ratio for each of the Target Portfolios is higher than the total net operating expense ratio for the Acquiring Portfolio and, assuming the Reorganization had been in effect for the one-year period ended December 31, 2019, is higher than the pro forma total net operating expense ratio for the Combined Portfolio; and

•  The Repositioning of the Acquiring Portfolio (as defined in the full Prospectus/Proxy Statement), which will include the addition of two subadvisers and one sub-subadviser and the implementation of new principal investment strategies, is intended to improve the Acquiring Portfolio's investment style consistency and risk-adjusted performance relative to that of each of the Target Portfolios.(2)

Please read pages 24-55 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q5. WHAT WILL HAPPEN TO THE TARGET PORTFOLIOS' CURRENT INVESTMENTS?

A. As explained further in the attached Prospectus/Proxy Statement, effective on or about November 16, 2020, the Acquiring Portfolio will be subadvised by Wellington Management Company LLP, AllianceBernstein L.P. and Goldman Sachs Asset Management, L.P., and sub-subadvised by Goldman Sachs Asset Management International. In addition, the Acquiring Portfolio will implement new principal investment strategies and will be renamed "AST Global Bond Portfolio." As such, the Combined Portfolio will be subadvised by each of the subadvisers noted above in accordance with the Acquiring Portfolio's current investment objective, current investment policies, and revised principal investment strategies. The extent to which the securities of the Target Portfolios will be maintained by the Acquiring Portfolio will be determined consistent with the Acquiring Portfolio's investment objective, strategies and policies, in effect as of the date of the Reorganizations.

Q6. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE PROPOSALS?

A. Yes. The Board has approved each of the proposals and unanimously recommends that you vote in favor of the proposals. See pages 24-55 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q7. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolios' or the Acquiring Portfolio. These costs are expected to be approximately $90,000. Transaction costs, including bid-ask spreads trading fixed income securities and any brokerage commissions, will be paid by the transacting portfolio.

Q8. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is July 17, 2020. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the relevant Target Portfolio as of the record date. You are entitled to vote on the Reorganization of each Target Portfolio of which you beneficially own shares.

Q9. WHEN WILL THE SHAREHOLDER MEETINGS TAKE PLACE?

A. The shareholder meetings (each, each a "Meeting and collectively, the "Meetings") are scheduled to take place on October 15, 2020, at the times indicated below:

Target Portfolio	Meeting Time
AST AB Global Bond Portfolio	11:00 a.m. Eastern time
AST Goldman Sachs Global Income Portfolio	11:15 a.m. Eastern time
AST PIMCO Dynamic Bond Portfolio	11:30 a.m. Eastern time
AST Templeton Global Bond Portfolio	11:45 a.m. Eastern time

(2)  Effective on or about November 16, 2020, AllianceBernstein L.P. and Goldman Sachs Asset Management, L.P. will serve as subadvisers to the Acquiring Portfolio alongside Wellington Management, and Goldman Sachs Asset Management International will serve as sub-subadviser to the Acquiring Portfolio. Wellington Management has served as the sole subadviser to the Acquiring Portfolio since July 13, 2015. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio." The preceding actions collectively are referred to as the "Repositioning."

Generally, we hold the Meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/.

Q10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Attending the Meeting via remote communication at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website;

•  Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•  Calling toll-free 800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting; or

•  Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q12. WHEN WILL THE PROPOSED REORGANIZATIONS TAKE PLACE?

A. If approved, the proposed Reorganizations are currently expected to go into effect on or about November 16, 2020.

Q13. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q14. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATIONS?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time, Monday-Thursday, or between 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Q15. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIOS WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contact owners will be allowed one free transfer out of the Target Portfolios during the period within sixty (60) days of the effective date of the Reorganizations (i.e., from 60 days before to 60 days after the effective date of the Reorganizations).

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AST AB GLOBAL BOND PORTFOLIO
AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO
AST PIMCO DYNAMIC BOND PORTFOLIO
AST TEMPLETON GLOBAL BOND PORTFOLIO,
EACH A SERIES OF THE ADVANCED SERIES TRUST

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON OCTOBER 15, 2020

To the Shareholders of the AST AB Global Bond Portfolio, AST Goldman Sachs Global Income Portfolio, AST PIMCO Dynamic Bond Portfolio, and the AST Templeton Global Bond Portfolio, each a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust (the "Trust" or "AST"), will be held on October 15, 2020 at the times indicated below.

Target Portfolio	Referred to Herein As	Meeting Time
AST AB Global Bond Portfolio	AB Portfolio	11:00 a.m. Eastern time
AST Goldman Sachs Global Income Portfolio	Goldman Portfolio	11:15 a.m. Eastern time
AST PIMCO Dynamic Bond Portfolio	PIMCO Portfolio	11:30 a.m. Eastern time
AST Templeton Global Bond Portfolio	Templeton Portfolio	11:45 a.m. Eastern time

Generally, we hold the Meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, the Meetings will be conducted solely by means of remote communication. Shareholders will not be able to attend the Meetings in person. Any shareholders wishing to participate in the Meetings by means of remote communication can do so at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/.

The purposes of the Meetings are as follows:

I.  To approve a Plan of Reorganization of the Trust on behalf of each Target Portfolio (the "Plan") regarding the proposed reorganization of the Target Portfolios into the AST Wellington Management Global Bond Portfolio (the "Acquiring Portfolio"), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of a Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each of the Target Portfolios in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of such Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the "Board") unanimously recommends that you vote in favor of the proposals.

II.  To transact such other business as may properly come before the Meetings or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its respective shareholders, is referenced herein as a "Reorganization," and the transactions discussed herein are collectively referenced as the "Reorganizations." If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on July 17, 2020, as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, or any adjournment thereof, and only holders of record of shares of the Target Portfolios at the close of business on that date are entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Each full share of each Target Portfolio is entitled to one vote on the respective proposal, and each fractional share of each Target Portfolio is entitled to a corresponding fractional vote on the respective proposal.

You are cordially invited to attend the relevant Meeting(s). If you do not expect to attend a Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to that Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETINGS.

By order of the Board of Trustees of the Advanced Series Trust.

Andrew French
Secretary
Advanced Series Trust

COMBINED PROXY STATEMENT
for
AST AB GLOBAL BOND PORTFOLIO
AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO
AST PIMCO DYNAMIC BOND PORTFOLIO
AST TEMPLETON GLOBAL BOND PORTFOLIO,
EACH A SERIES OF THE ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST WELLINGTON MANAGEMENT GLOBAL BOND PORTFOLIO,
A SERIES OF THE ADVANCED SERIES TRUST

Dated August 31, 2020

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganizations of AST AB Global Bond Portfolio, AST Goldman Sachs Global Income Portfolio, AST PIMCO Dynamic Bond Portfolio and AST Templeton Global Bond Portfolio into AST Wellington Management Global Bond Portfolio

This combined Prospectus/Proxy Statement is furnished in connection with the Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust (the "Trust" or "AST"). At the Meetings, you will be asked to consider and approve a Plan of Reorganization of the Trust (the "Plan") that provides for the reorganization of each Target Portfolio into the AST Wellington Management Global Bond Portfolio (the "Acquiring Portfolio," and together with the Target Portfolios, the "Portfolios"), a series of the Trust.

Target Portfolio	Referred to Herein As
AST AB Global Bond Portfolio	AB Portfolio
AST Goldman Sachs Global Income Portfolio	Goldman Portfolio
AST PIMCO Dynamic Bond Portfolio	PIMCO Portfolio
AST Templeton Global Bond Portfolio	Templeton Portfolio

As described in more detail below, the Plan provides for the transfer of a Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each of the Target Portfolios in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of such Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its respective shareholders, is referenced herein as a "Reorganization," and the transactions discussed herein are collectively referenced as the "Reorganizations." If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

The Meetings will be held on October 15, 2020, at the times indicated below:

Target Portfolio	Meeting Time
AST AB Global Bond Portfolio	11:00 a.m. Eastern time
AST Goldman Sachs Global Income Portfolio	11:15 a.m. Eastern time
AST PIMCO Dynamic Bond Portfolio	11:30 a.m. Eastern time
AST Templeton Global Bond Portfolio	11:45 a.m. Eastern time

The Board of Trustees of the Trust (the "Board") is soliciting these voting instructions on behalf of the Target Portfolios and has fixed the close of business on July 17, 2020 (the "Record Date"), as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Only holders of record of shares of a Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meetings or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to Contract owners on or about August 31, 2020.

Shareholder approval of any one Reorganization is not contingent upon, and will not affect in any way, shareholder approval of any other Reorganization. In addition, the consummation of any one Reorganization is not contingent upon, and will not affect in any way, the consummation of any other Reorganization. Shareholders should consider each proposal independently of the other proposals.

The investment objective of the Target Portfolios and the Acquiring Portfolio are similar. The investment objectives of each Target Portfolio and the Acquiring Portfolio are listed below:

Target Portfolio Name	Investment Objective
AST AB Global Bond Portfolio	to seek to generate current income consistent with preservation of capital
AST Goldman Sachs Global Income Portfolio	to seek high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation
AST PIMCO Dynamic Bond Portfolio	to seek total return
AST Templeton Global Bond Portfolio	to seek to provide current income with capital appreciation and growth of income
Acquiring Portfolio Name	Investment Objective
AST Wellington Management Global Bond Portfolio (to be renamed AST Global Bond Portfolio)	to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index

Each Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies include each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Life Assurance Corporation and Allstate Life Insurance Company. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in a Target Portfolio through the Contracts and should consider themselves shareholders of the applicable Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance

Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the applicable Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

PGIM Investments LLC ("PGIM Investments") serves as the sole investment manager of the Acquiring Portfolio and each of the Target Portfolios except for the Templeton Portfolio, for which PGIM Investments and AST Investment Services, Inc. ("ASTIS") serve as investment managers. When used herein, the use of the term Manager with respect to the Acquiring Portfolio and each of the Target Portfolios other than the Templeton Portfolio refers to PGIM Investments, and when used with respect to the Templeton Portfolio, the term Manager refers to PGIM Investments and ASTIS jointly.

This Prospectus/Proxy Statement gives the information about the Reorganizations and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the "SEC"), including:

•  The Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated April 27, 2020, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

•  Supplement to the Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated July 13, 2020, which is incorporated herein by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information under file number 033-24962, dated April 27, 2020 (the "SAI"), or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI, under file number 033-24962, is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolios, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Page
5	Summary—AST AB Global Bond Portfolio
9	Summary—AST Goldman Sachs Global Income Portfolio
13	Summary—AST PIMCO Dynamic Bond Portfolio
17	Summary—AST Templeton Global Bond Portfolio
21	Summary—Combined Portfolio
24	Information About the Reorganizations
28	Comparison of AB Portfolio and Acquiring Portfolio
39	Comparison of Goldman Portfolio and Acquiring Portfolio
50	Comparison of PIMCO Portfolio and Acquiring Portfolio
61	Comparison of Templeton Portfolio and Acquiring Portfolio
72	Comparison of Target Portfolios, Acquiring Portfolio and Combined Portfolio
73	Management of the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio
80	Voting Information
82	Additional Information About the Target Portfolios and the Acquiring Portfolio
82	Principal Holders of Shares
84	Financial Highlights
A-1	Exhibit A: Plan of Reorganization
B-1	Exhibit B: Advanced Series Trust Summary Prospectus Relating to the AST Wellington Management Global Bond Portfolio dated April 27, 2020, as supplemented on July 13, 2020.

AST AB GLOBAL BOND PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the AB Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the AB Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments serves as the sole investment manager of the AB Portfolio and the Acquiring Portfolio. The portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio (AB)." The information provided in this section regarding the Combined Portfolio (AB) reflects the expected outcome if only the Reorganization of the AB Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The AB Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The AB Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST AB Global Bond Portfolio	AllianceBernstein L.P. ("AB")
AST Wellington Management Global Bond Portfolio	Wellington Management Company LLP ("Wellington")(1)
Combined Portfolio (AB)	AB, Goldman Sachs Asset Management L.P. ("GSAM L.P."), Goldman Sachs Asset Management International ("GSAMI" and together with GSAM L.P., "GSAM"), and Wellington.(2)

(1)  As of the effective date of the Reorganization, the Acquiring Portfolio will be Subadvised by AB, GSAM and Wellington. Prior to the effective date of the Reorganization, Wellington serves as the sole subadviser to the Acquiring Portfolio. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio." The preceding actions collectively are referred to as the "Repositioning."

(2)  GSAMI, an affiliate of GSAM, will serve as sub-subadviser to the Combined Portfolio (AB).

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the AB Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the AB Portfolio and Acquiring Portfolio are similar. The investment objective of the AB Portfolio is to seek to generate current income consistent with preservation of capital, and the investment objective of the Acquiring Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The investment objectives of the AB Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The AB Portfolio and the Acquiring Portfolio each employ a global fixed income strategy. The AB Portfolio and the Acquiring Portfolio invest at least 80% of its assets in fixed income securities. Both the AB Portfolio and the Acquiring Portfolio invest in a broad range of fixed income securities in both developed and emerging markets, in at least three countries. The AB Portfolio invests at least 40% of its assets in non-U.S. companies under normal circumstances, while the Acquiring Portfolio may invest in debt securities of issuers domiciled around the world. Under normal market conditions, the Acquiring Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives).

As explained above, as of the effective date of the Reorganization, the Combined Portfolio (AB) will be managed by the Acquiring Portfolio's subadvisers, AB, Wellington and GSAM, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

Principal Risks of the Portfolios

The principal risks associated with the AB Portfolio and the Acquiring Portfolio are substantially similar. Both Portfolios are subject to asset-backed and/or mortgage-backed securities risk, asset transfer program risk, derivatives risk, economic and market events risk, equity securities risk, expense risk, fixed income securities risk, foreign investment risk, high yield risk, liquidity and valuation risk, market and management risk, redemption risk and regulatory risk. Detailed descriptions of the principal risks associated with the AB Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the AB Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio (AB) will not lose value. This means that the value of the Combined Portfolio (AB)'s investments, and therefore, the value of the Combined Portfolio (AB)'s shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

As of December 31, 2019, the contractual investment management fee rate for the Acquiring Portfolio is the same as that for the AB Portfolio; the effective investment management fee rate for the Acquiring Portfolio is lower than that of the AB Portfolio; and when taking into account the contractual fee waivers, the effective investment management fee rate for the Combined Portfolio (AB) is expected to be lower than that of the AB Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement. Additionally, assuming completion of the Reorganization on December 31, 2019, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net expense ratio of the Combined Portfolio (AB) is lower than the annualized total net expense ratio of the AB Portfolio, and is expected to continue to be lower following completion of the Reorganization. This means that AB Portfolio shareholders will benefit from a reduced total net expense ratio.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the AB Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio (AB) after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	AB Portfolio	Acquiring Portfolio	Combined Portfolio (AB) (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the AB Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (year ended December 31, 2019)(1)
(expenses that are deducted from Portfolio assets)

	AB Portfolio		Acquiring Portfolio		Combined Portfolio (AB) (Pro Forma Surviving)
Management Fees	0.62%		0.62%		0.61%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.03%		0.03%		0.03%
Total Annual Portfolio Operating Expenses	0.90%		0.90%		0.89%
Fee Waiver and/or Expense Reimbursement	(0.02	)%(2)	(0.04	)%(3)	(0.04	)%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.88%		0.86%		0.85%

(1)  On or about November 16, 2020, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

(2)  Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.0156% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.04% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(4)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio (AB) so that the Combined Portfolio (AB)'s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Combined Portfolio (AB)'s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager under the 0.88% limitation may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the AB Portfolio, the Acquiring Portfolio and the Combined Portfolio (AB) (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
AB Portfolio(1)	$90	$285	$497	$1,106
Acquiring Portfolio(1)	88	283	495	1,104
Combined Portfolio (AB) (Pro Forma Surviving)(1)	87	280	489	1,092

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of December 31, 2019)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2019, the AB Portfolio's turnover rate was 144% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 78% of the average value of its portfolio. On or about November 16, 2020, the Acquiring Portfolio will be "repositioned."

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the AB Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the AB Portfolio's assets are transferred to the Acquiring Portfolio and the AB Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the AB Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the AB Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the AB Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganization" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the AB Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

AST GOLDMAN SACHS GLOBAL INCOME PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Goldman Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Goldman Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments serves as the sole investment manager of the Goldman Portfolio and the Acquiring Portfolio. The portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio (GSAM)." The information provided in this section regarding the Combined Portfolio (GSAM) reflects the expected outcome if only the Reorganization of the Goldman Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The Goldman Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Goldman Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Goldman Sachs Global Income Portfolio	GSAM(1)
AST Wellington Management Global Bond Portfolio	Wellington(2)
Combined Portfolio (GSAM)	AB, GSAM and Wellington.

(1)  GSAMI, an affiliate of GSAM L.P., serves as sub-subadviser to the Goldman Portfolio.

(2)  As of the effective date of the Reorganization, the Acquiring Portfolio will be Subadvised by AB, GSAM and Wellington. Prior to the effective date of the Reorganization, Wellington serves as the sole subadviser to the Acquiring Portfolio. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio." The preceding actions collectively are referred to as the "Repositioning."

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Goldman Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Goldman Portfolio and Acquiring Portfolio are similar. The investment objective of the Goldman Portfolio is to seek high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, and the investment objective of the Acquiring Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The investment objectives of the Goldman Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The Goldman Portfolio and the Acquiring Portfolio each employ a global fixed income strategy. The Goldman Portfolio and the Acquiring Portfolio invest at least 80% of its assets in fixed income securities. Both the Goldman and Acquiring Portfolios invest in a broad range of fixed income securities in both developed and emerging markets, in at least three countries. The Goldman Portfolio invests at least 40% of its assets in non-U.S. companies under normal circumstances, while the

Acquiring Portfolio may invest in debt securities of issuers domiciled around the world. Under normal market conditions, the Acquiring Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives).

As explained above, as of the effective date of the Reorganization, the Acquiring Portfolio will be managed by the Acquiring Portfolio's subadvisers, AB, Wellington and GSAM, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

Principal Risks of the Portfolios

The principal risks associated with the Acquiring Portfolio and the Goldman Portfolio are substantially similar. Both Portfolios are subject to asset-backed and/or mortgage-backed securities risk, asset transfer program risk, derivatives risk, economic and market events risk, expense risk, fixed income securities risk, foreign investment risk, high yield risk, liquidity and valuation risk, market and management risk, redemption risk, regulatory risk and sovereign debt securities risk. Detailed descriptions of the principal risks associated with the Goldman Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the Goldman Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio (GSAM) and the Acquiring Portfolio will not lose value. This means that the value of the Combined Portfolio (GSAM) and the Acquiring Portfolio's investments, and therefore, the value of the Combined Portfolio (GSAM) and the Acquiring Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

As of December 31, 2019, the contractual and effective investment management fee rates for the Acquiring Portfolio are lower than that of the Goldman Portfolio; and the effective investment management fee rate for the Combined Portfolio (GSAM) is expected to be lower than that of the Goldman Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement. Additionally, assuming completion of the Reorganization on December 31, 2019, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net expense ratio of the Combined Portfolio (GSAM) is lower than the annualized total net expense ratio of the Goldman Portfolio, and is expected to continue to be lower following completion of the Reorganization. This means that Goldman Portfolio shareholders will benefit from a reduced total net expense ratio.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Goldman Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio (GSAM) and the Acquiring Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	Goldman Portfolio	Acquiring Portfolio	Combined Portfolio (GSAM) (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the Goldman Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (year ended December 31, 2019)(1)
(expenses that are deducted from Portfolio assets)

	Goldman Portfolio		Acquiring Portfolio		Combined Portfolio (GSAM) (Pro Forma Surviving)
Management Fees	0.63%		0.62%		0.62%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.06%		0.03%		0.03%
Total Annual Portfolio Operating Expenses	0.94%		0.90%		0.90%
Fee Waiver and/or Expense Reimbursement	(0.01	)%(2)	(0.04	)%(3)	(0.04	)%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.93%		0.86%		0.86%

(1)  On or about November 16, 2020, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

(2)  Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.04% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(4)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio (GSAM) so that the Combined Portfolio (GSAM)'s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio (GSAM) expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Combined Portfolio (GSAM)'s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager under the 0.88% limitation may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Goldman Portfolio, the Acquiring Portfolio and the Combined Portfolio (GSAM) and the Acquiring Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Goldman Portfolio(1)	$95	$299	$519	$1,154
Acquiring Portfolio(1)	88	283	495	1,104
Portfolio (GSAM) (Pro Forma Surviving)(1)	88	283	495	1,104

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of December 31, 2019)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2019, the Goldman Portfolio's turnover rate was 472% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 78% of the average value of its portfolio. On or about November 16, 2020, the Acquiring Portfolio will be "repositioned."

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Goldman Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Goldman Portfolio's assets are transferred to the Acquiring Portfolio and the Goldman Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Goldman Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Goldman Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Goldman Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganization" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Goldman Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

AST PIMCO DYNAMIC BOND PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the PIMCO Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the PIMCO Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments serves as the sole investment manager of the PIMCO Portfolio and the Acquiring Portfolio. The portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio (PIMCO)." The information provided in this section regarding the Combined Portfolio (PIMCO) reflects the expected outcome if only the Reorganization of the PIMCO Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The PIMCO Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The PIMCO Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST PIMCO Dynamic Bond Portfolio	Pacific Investment Management Company, LLC
AST Wellington Management Global Bond Portfolio	Wellington(1)
Combined Portfolio (PIMCO)	AB, GSAM and Wellington.

(1)  As of the effective date of the Reorganization, the Acquiring Portfolio will be Subadvised by AB, GSAM and Wellington. Prior to the effective date of the Reorganization, Wellington serves as the sole subadviser to the Acquiring Portfolio. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio." The preceding actions collectively are referred to as the "Repositioning."

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the PIMCO Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the PIMCO Portfolio and Acquiring Portfolio are similar. The investment objective of the PIMCO Portfolio is to seek total return, and the investment objective of the Acquiring Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The investment objectives of the PIMCO Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The PIMCO Portfolio and the Acquiring Portfolio each employ a global fixed income strategy. The PIMCO Portfolio and the Acquiring Portfolio invest at least 80% of its assets in fixed income securities. Both the PIMCO and Acquiring Portfolios invest in a broad range of fixed income securities in both developed and emerging markets, in at least three countries. The PIMCO Portfolio invests at least 40% of its assets in non-U.S. companies under normal circumstances, while the Acquiring Portfolio may invest in debt securities of issuers domiciled around the world. Under normal market conditions, the Acquiring Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives).

As explained above, as of the effective date of the Reorganization, the Combined Portfolio (PIMCO) will be managed by the Acquiring Portfolio's subadvisers, AB, Wellington and GSAM, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

Principal Risks of the Portfolios

The principal risks associated with the Acquiring Portfolio and the PIMCO Portfolio are substantially similar. Both Portfolios are subject to asset-backed and/or mortgage-backed securities risk, asset transfer program risk, derivatives risk, economic and market events risk, equity securities risk, expense risk, fixed income securities risk, foreign investment risk, high yield risk, market and management risk, redemption risk, regulatory risk and sovereign debt securities risk. Detailed descriptions of the principal risks associated with the PIMCO Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the PIMCO Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio (PIMCO) will not lose value. This means that the value of the Combined Portfolio (PIMCO)'s investments, and therefore, the value of the Combined Portfolio (PIMCO)'s shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

As of December 31, 2019, the contractual and effective investment management fee rates for the Acquiring Portfolio are lower than that of the PIMCO Portfolio; and the effective investment management fee rate for the Combined Portfolio (PIMCO) is expected to be lower than that of the PIMCO Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement. Additionally, assuming completion of the Reorganization on December 31, 2019, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net expense ratio of the Combined Portfolio (PIMCO) is lower than the annualized total net expense ratio of the PIMCO Portfolio, and is expected to continue to be lower following completion of the Reorganization. This means that PIMCO Portfolio shareholders will benefit from a reduced total net expense ratio.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the PIMCO Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio (PIMCO) after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	PIMCO Portfolio	Acquiring Portfolio	Combined Portfolio (PIMCO) (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the PIMCO Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (year ended December 31, 2019)(1)
(expenses that are deducted from Portfolio assets)

	PIMCO Portfolio	Acquiring Portfolio		Combined Portfolio (PIMCO) (Pro Forma Surviving)
Management Fees	0.71%	0.62%		0.62%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	0.25%		0.25%
Other Expenses	0.09%	0.03%		0.03%
Total Annual Portfolio Operating Expenses	1.05%	0.90%		0.90%
Fee Waiver and/or Expense Reimbursement	(0.00)%	(0.04	)%(2)	(0.04	)%(3)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.05%	0.86%		0.86%

(1)  On or about November 16, 2020, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

(2)  Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.04% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio (PIMCO) so that the Combined Portfolio (PIMCO)'s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio (PIMCO) expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Combined Portfolio (PIMCO)'s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager under the 0.88% limitation may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the PIMCO Portfolio, the Acquiring Portfolio and the Combined Portfolio (PIMCO) (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
PIMCO Portfolio(1)	$107	$334	$579	$1,283
Acquiring Portfolio(1)	88	283	495	1,104
Combined Portfolio (PIMCO) (Pro Forma Surviving)(1)	88	283	495	1,104

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of December 31, 2019)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2019, the PIMCO Portfolio's turnover rate was 368% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 78% of the average value of its portfolio. On or about November 16, 2020, the Acquiring Portfolio will be "repositioned."

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the PIMCO Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the PIMCO Portfolio's assets are transferred to the Acquiring Portfolio and the PIMCO Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the PIMCO Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the PIMCO Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the PIMCO Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganization" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the PIMCO Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

AST TEMPLETON GLOBAL BOND PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Templeton Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Templeton Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments and ASTIS serve as the investment managers of the Templeton Portfolio, and PGIM Investments serves as the sole investment manager of the Acquiring Portfolio. The portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio (Templeton)." The information provided in this section regarding the Combined Portfolio (Templeton) reflects the expected outcome if only the Reorganization of the Templeton Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in the Prospectus/Proxy Statement is approved.

The Templeton Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Templeton Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST Templeton Global Bond Portfolio	Franklin Advisers, Inc. ("Franklin Advisers")
AST Wellington Management Global Bond Portfolio	Wellington(1)
Combined Portfolio (Templeton)	AB, GSAM and Wellington.

(1)  As of the effective date of the Reorganization, the Acquiring Portfolio will be Subadvised by AB, GSAM and Wellington. Prior to the effective date of the Reorganization, Wellington serves as the sole subadviser to the Acquiring Portfolio. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio." The preceding actions collectively are referred to as the "Repositioning."

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Templeton Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Templeton Portfolio and Acquiring Portfolio are similar. The investment objective of the Templeton Portfolio is to seek to provide current income with capital appreciation and growth of income, and the investment objective of the Acquiring Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The investment objectives of the Templeton Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The Templeton Portfolio and the Acquiring Portfolio each employ a global fixed income strategy. The Templeton Portfolio and the Acquiring Portfolio invest at least 80% of its assets in fixed income securities. Both the Templeton and Acquiring Portfolios invest in a broad range of fixed income securities in both developed and emerging markets, in at least three countries. The Templeton Portfolio invests at least 40% of its assets in non-U.S. companies under normal circumstances, while the

Acquiring Portfolio may invest in debt securities of issuers domiciled around the world. Under normal market conditions, the Acquiring Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives).

As explained above, as of the effective date of the Reorganization, the Combined Portfolio (Templeton) will be managed by the Acquiring Portfolio's subadvisers, AB, Wellington and GSAM, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. Additionally, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

Principal Risks of the Portfolios

The principal risks associated with the Acquiring Portfolio and the Templeton Portfolio are substantially similar. Both Portfolios are subject to asset transfer program risk, derivatives risk, economic and market events risk, expense risk, fixed income securities risk, foreign investment risk, high yield risk, liquidity and valuation risk, market and management risk, redemption risk, regulatory risk and sovereign debt securities risk. Detailed descriptions of the principal risks associated with the Templeton Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the Templeton Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio (Templeton) will not lose value. This means that the value of the Combined Portfolio (Templeton)'s investments, and therefore, the value of the Combined Portfolio (Templeton)'s shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

As of December 31, 2019, the contractual and effective investment management fee rates for the Acquiring Portfolio are lower than that of the Templeton Portfolio; and the effective investment management fee rate for the Combined Portfolio (Templeton) is expected to be lower than that of the Templeton Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement. Additionally, assuming completion of the Reorganization on December 31, 2019, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net expense ratio of the Combined Portfolio (Templeton) is lower than the annualized total net expense ratio of the Templeton Portfolio, and is expected to continue to be lower following completion of the Reorganization. This means that Templeton Portfolio shareholders will benefit from a reduced total net expense ratio.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Templeton Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio (Templeton) after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	Templeton Portfolio	Acquiring Portfolio	Combined Portfolio (Templeton) (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the Templeton Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (year ended December 31, 2019)(1)
(expenses that are deducted from Portfolio assets)

	Templeton Portfolio	Acquiring Portfolio		Combined Portfolio (Templeton) (Pro Forma Surviving)
Management Fees	0.63%	0.62%		0.62%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	0.25%		0.25%
Other Expenses	0.06%	0.03%		0.03%
Total Annual Portfolio Operating Expenses	0.94%	0.90%		0.90%
Fee Waiver and/or Expense Reimbursement	(0.00)%	(0.04	)%(2)	(0.04	)%(3)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.94%	0.86%		0.86%

(1)  On or about November 16, 2020, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

(2)  Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.04% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio (Templeton) so that the Combined Portfolio (Templeton)'s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio (Templeton) expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Combined Portfolio (Templeton)'s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager under the 0.88% limitation may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Templeton Portfolio, the Acquiring Portfolio and the Combined Portfolio (Templeton) (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Templeton Portfolio(1)	$96	$300	$520	$1,155
Acquiring Portfolio(1)	88	283	495	1,104
Combined Portfolio (Templeton) (Pro Forma Surviving)(1)	88	283	495	1,104

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of December 31, 2019)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2019, the Templeton Portfolio's turnover rate was 47% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 78% of the average value of its portfolio. On or about November 16, 2020, the Acquiring Portfolio will be "repositioned."

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Templeton Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Templeton Portfolio's assets are transferred to the Acquiring Portfolio and the Templeton Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Templeton Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Templeton Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Templeton Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganization" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Templeton Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

COMBINED PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, assuming each Reorganization described in this Prospectus/Proxy Statement is approved by shareholders, shareholder approval of the Plan and consummation of the Reorganizations will have the effect of reorganizing each Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments and ASTIS serve as the investment managers of the Templeton Portfolio, and PGIM Investments serves as the sole investment manager of the remaining Target Portfolios and the Acquiring Portfolio. For the purposes of this summary, PGIM Investments and ASTIS are referred to as the "Manager." The portfolio resulting from the Reorganizations is referred to herein as the "Combined Portfolio."

The Target Portfolios and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolios and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST AB Global Bond Portfolio	AB
AST Goldman Sachs Global Income Portfolio	GSAM
AST PIMCO Dynamic Bond Portfolio	PIMCO
AST Templeton Global Bond Portfolio	Franklin Advisers
AST Wellington Management Global Bond Portfolio	Wellington(1)
Combined Portfolio	AB, GSAM and Wellington.

(1)  As of the effective date of the Reorganization, the Acquiring Portfolio will be Subadvised by AB, GSAM and Wellington. Prior to the effective date of the Reorganization, Wellington serves as the sole subadviser to the Acquiring Portfolio. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio." The preceding actions collectively are referred to as the "Repositioning."

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolios immediately prior to the Reorganization.

Comparison of Investment Management Fees and Total Fund Operating Expenses

As of December 31, 2019, while the contractual investment management fee rate for the Acquiring Portfolio is the same or lower than the contractual management fees for each of the Target Portfolios, the effective investment management fee rate for the Acquiring Portfolio is lower than that of each Target Portfolio and when taking into account fee waivers, the effective investment management fee rate for the Combined Portfolio is expected to be lower than that of each Target Portfolio after the Reorganizations are completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement. Additionally, assuming completion of the Reorganizations on December 31, 2019, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net expense ratio of the Combined Portfolio is lower than the annualized total net expense ratio of the Target Portfolios, and is expected to continue to be lower following completion of the Reorganizations. This means that each of the Target Portfolio shareholders will benefit from a reduced total net expense ratio.

Because completion of any one Reorganization is not dependent upon completion of any or all of the other Reorganizations, there are combinations of Reorganizations that may occur in addition to what is presented.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Target Portfolios or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganizations. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganizations. See your Contract prospectus for more information about Contract charges.

Shareholder Fees
(fees paid directly from your investment)

	AB Portfolio	Goldman Portfolio	PIMCO Portfolio	Templeton Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*	NA*	NA*	NA*

*  Because shares of both the Templeton Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (year ended December 31, 2019)(1)
(expenses that are deducted from Portfolio assets)

	AB Portfolio		Goldman Portfolio		PIMCO Portfolio	Templeton Portfolio	Acquiring Portfolio(1)		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.62%		0.63%		0.71%	0.63%	0.62%		0.61%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%	0.25%	0.25%		0.25%
Other Expenses	0.03%		0.06%		0.09%	0.06%	0.03%		0.03%
Total Annual Portfolio Operating Expenses	0.90%		0.94%		1.05%	0.94%	0.90%		0.89%
Fee Waiver and/or Expense Reimbursement	(0.02	)%(2)	(0.01	)%(3)	(0.00)%	(0.00)%	(0.04	)%(4)	(0.04	)%(5)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.88%		0.93%		1.05%	0.94%	0.86%		0.85%

(1)  On or about November 16, 2020, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

(2)  Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.0156% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(3)  Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(4)  Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.04% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

(5)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Combined Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager under the 0.88% limitation may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense cap only for the one-year period for the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
AB Portfolio(1)	$90	$285	$497	$1,106
Goldman Portfolio(1)	95	299	519	1,154
PIMCO Portfolio(1)	107	334	579	1,283
Templeton Portfolio(1)	96	300	520	1,155
Acquiring Portfolio(1)	88	283	495	1,104
Combined Portfolio (Pro Forma Surviving)(1)	87	280	489	1,092

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of December 31, 2019)."

Reorganization Details and Reasons for the Reorganizations

Assuming completion of the Reorganizations, shareholders of the Target Portfolios will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time of each Target Portfolio's assets are transferred to the Acquiring Portfolio and each of the Target Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolios will be liquidated and dissolved. As a result of the Reorganizations, you will cease to be a beneficial shareholder of the relevant Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

The Target Portfolios and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganizations are in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganizations.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolios, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATIONS

This section describes the Reorganizations for the Target Portfolios and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Manager of the Target Portfolios, the Board, including all of the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940 (collectively, the "Independent Trustees"), has unanimously approved the Reorganizations. The Manager is recommending the Reorganizations because they would offer Target Portfolio shareholders exposure to multiple subadvisers, with the goal of providing improved risk-adjusted performance. The Board also unanimously recommends that the beneficial shareholders of the Target Portfolios approve the Reorganizations. The Board also unanimously determined that the Reorganizations would be in the best interests of the beneficial shareholders of each of the Portfolios, and that the interests of the shareholders of each of the Portfolios would not be diluted as a result of the Reorganizations.

Based on detailed information the Manager provided the Board regarding each of the Target Portfolios and the Acquiring Portfolio, the Reorganizations are expected to benefit Target Portfolio shareholders for a number of reasons including:

•  The investment objectives and the principal investment strategies of the Target Portfolios and the Acquiring Portfolio are similar in that each of the Target Portfolios and the Acquiring Portfolio normally invests predominantly in debt securities of foreign and domestic issuers in order to provide income;

•  The Combined Portfolio will be larger than each of the Target Portfolios with an estimated $3,781 million of assets based on total assets as of April 30, 2020;

•  The contractual investment management fee rate for the Combined Portfolio is the same or lower than the contractual investment management fee rate for each of the Target Portfolios, and the effective investment management fee rates for the Acquiring Portfolio and Combined Portfolio are the same or lower than the effective investment management fee rate for each of the Target Portfolios;

•  The total net operating expense ratio for each of the Target Portfolios is higher than the total net operating expense ratio for the Acquiring Portfolio and, assuming the Reorganization had been in effect for the one-year period ended December 31, 2019, is higher than the pro forma total net operating expense ratio for the Combined Portfolio; and

•  The Repositioning of the Acquiring Portfolio (as defined in the full Prospectus/Proxy Statement), which will include the addition of two subadvisers and one sub-subadviser and the implementation of new principal investment strategies, is intended to improve the Acquiring Portfolio's investment style consistency and risk-adjusted performance relative to that of each of the Target Portfolios.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganizations are not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolios immediately prior to the Reorganizations.

The Manager provided, and the Board considered, information regarding any potential adverse impact to shareholders as a result of the Reorganizations. In connection with the Reorganizations, there will be purchases and sales of securities. These transactions may result in costs, such as brokerage commissions, bid-ask spreads and market impact. The Manager currently expects that a majority of each Target Portfolio's assets are able to be transferred in-kind into the Acquiring Portfolio and that the majority of the transactions will be made by the Combined Portfolio after the Reorganizations. Any costs for transactions prior to the Reorganizations will be borne by the applicable Target Portfolio shareholders, and any costs for transactions after the Reorganizations will be borne by the Combined Portfolio shareholders. Actual portfolio sales and purchases after the Reorganizations will depend on portfolio composition, market conditions and other factors at the time of the Reorganizations, and will be at the discretion of the Combined Portfolio's subadvisers—AB, GSAM and Wellington. The extent to which the portfolio securities of the Target Portfolios will be maintained by the Combined Portfolio will be determined consistent with the Combined Portfolio's investment objective, strategies and policies. The Manager currently estimates that portfolio repositioning prior to the Reorganizations may result in transaction costs (including brokerage commissions, bid-ask spreads and market impact) in the following approximate amounts: AB Portfolio ($60,000; 0.7 basis points); Goldman Portfolio ($71,000; 1.6 basis points); and Templeton Portfolio ($218,000; 8.1 basis points). The Manager currently expects that there will be no transaction costs prior to the Reorganizations for the PIMCO Portfolio and the Acquiring Portfolio. The Manager currently estimates that portfolio repositioning after the Reorganizations may result in the transaction costs (including brokerage commissions, bid-ask spreads and market impact) of approximately $5.55 million (14.7 basis points) for the Combined Portfolio. Transaction costs may vary from these estimates, and the Manager will provide to revised estimates to the Board after the Reorganizations.

The Manager has agreed to extend the waiver of 0.0412% of its management fee for the Combined Portfolio based on the estimate of transaction costs (including brokerage commissions, bid-ask spreads and market impact) after the Reorganizations. The Manager has agreed to provide the 0.0412% fee waiver until at least June 30, 2022. After the Reorganization, the Manager will calculate the date at which the cumulative estimated benefit to shareholders from expense reductions due to fee waivers and the Reorganizations equals the estimated transaction costs (the "Waiver Adjustment Date"). The Manager will extend the 0.0412% waiver to the Waiver Adjustment Date (if later than June 30, 2022). After the Waiver Adjustment Date, the fee waiver is expected to be reduced to 0.0371%.

The Manager also provided, and the Board considered, information regarding potential benefits for the Manager and its affiliates from the Reorganizations. The Manager estimates that the Manager's net revenue will not increase prior to the Waiver Adjustment Date based on the cumulative effect of fee waivers and the Reorganizations. The Manager estimates that the Manager's net annual revenue will increase approximately $150,000 after the Waiver Adjustment Date due to the change of the waiver from 0.0412% to 0.0371%. The estimates are subject to a number of assumptions, including asset levels as of April 30, 2020. The Board and the Manager review fees and fee waivers annually. In considering these matters, the Board also considered that the shareholders of the Target Portfolios will benefit from decreased expenses and from other aspects of the Reorganizations noted above.

For the reasons discussed above, the Board of Trustees of the Advanced Series Trust unanimously recommends that you vote FOR the Plan.

If shareholders of each of the Target Portfolios do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Target Portfolios with one or more portfolios of the Trust other than the Acquiring Portfolio, or unaffiliated funds, or the liquidation of the Target Portfolios.

Closing of the Reorganizations

If shareholders of each of the Target Portfolios approve the Plan, the Reorganizations will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganizations to take place, which is presently expected to occur on or about November 16, 2020. This is called the "Closing Date." If the shareholders of the Target Portfolios do not approve the Plan, the Reorganizations will not take place for the Target Portfolios, and the Board will consider alternative courses of actions, as described above.

If the shareholders of each of the Target Portfolios approve the Plan, the Target Portfolios will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolios on the Closing Date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolios. The Acquiring Portfolio Shares received by the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganizations. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolios will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolios. The stock transfer books of the Target Portfolios will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolios may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon each of the Reorganizations at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolios.

Expenses of the Reorganizations

All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolios or the Acquiring Portfolio. The estimated expenses for this Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $90,000. These expenses will be provided by Prudential Annuities Distributors, Inc., or its affiliates, not the Target Portfolios or the Acquiring Portfolio. Transaction costs, including brokerage commissions, will be paid by the transacting portfolio.

Certain Federal Income Tax Considerations

The Portfolios are treated as partnerships for U.S. federal income tax purposes. As a Partnership, each Portfolio's income, gains, losses, deductions, and credits are proportionately distributed to the Participating Insurance Companies and retain the same character for Federal Income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state and local taxes.

Each of the Portfolios complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code").

The Reorganizations may entail various consequences, which are discussed below under the caption "Federal Income Tax Consequences of the Reorganizations."

Federal Income Tax Consequences of the Reorganizations

The following discussion is applicable to the Reorganizations. The Reorganizations are intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganizations did not qualify as a tax-free transaction. It is a condition to each Portfolio's obligation to complete its Reorganization that the Portfolios will have received an opinion from Goodwin Procter LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, the Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of the Target Portfolios and the Acquiring Portfolio relating to the Reorganizations, for U.S. federal income tax purposes under Sections 721 and 731 of the Code and related Code Sections (references to "shareholders" are to the Participating Insurance Companies):

1.  The transfer by each of the Target Portfolios of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolios, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolios in complete liquidation of the Target Portfolios, should be tax-free to the shareholders of the Target Portfolio.

2.  The shareholders of each of the Target Portfolios should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by each of the Target Portfolios upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of each of the Target Portfolios. In addition, no gain or loss should be recognized by each of the Target Portfolios on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolios (in liquidation of the Target Portfolio).

4.  No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of each of the Target Portfolios in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolios.

5.  The Acquiring Portfolio's tax basis for the assets acquired from each of the Target Portfolios should be the same as the tax basis of these assets when held by the Target Portfolios immediately before the transfer, and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolios.

6.  Each of the Target Portfolios shareholder's tax basis for the Acquiring Portfolio Shares to be received by the shareholders pursuant to the Reorganizations should be the same as its tax basis in the Target Portfolios shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder's share of the liabilities of the Portfolios as a result of the Reorganizations.

7.  The holding period of the Acquiring Portfolio Shares to be received by the shareholders of each of the Target Portfolios should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolios should consult their tax advisors regarding the tax consequences to them of the Reorganizations in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganizations, because this discussion only relates to U.S. federal income tax consequences.

On or about November 16, 2020, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolios with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolios and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF AB PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the AB Portfolio and Acquiring Portfolio are similar. The investment objective of the AB Portfolio is to seek to generate current income consistent with preservation of capital, and the investment objective of the Acquiring Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The investment objectives of the AB Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The AB Portfolio and the Acquiring Portfolio each employ a global fixed income strategy. The AB Portfolio and the Acquiring Portfolio invest at least 80% of its assets in fixed income securities. Both the AB Portfolio and the Acquiring Portfolio invest in a broad range of fixed income securities in both developed and emerging markets, in at least three countries. The AB Portfolio invests at least 40% of its assets in non-U.S. companies under normal circumstances, while the Acquiring Portfolio may invest in debt securities of issuers domiciled around the world. Under normal market conditions, the Acquiring Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives).

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers, AB, GSAM and Wellington, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio.

	AB Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the AB Portfolio is to seek to generate current income consistent with preservation of capital.	The investment objective of the Acquiring Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.	The investment objective of the Combined Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.
Principal Investment Strategies:	In pursuing its investment objective, the AB Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities.
The AB Portfolio invests in a broad range of fixed income securities in both developed and emerging markets (in at least three countries), with investments denominated in either local currency or the U.S. dollar. The percentage of the AB Portfolio's assets invested in a particular country or denominated in a particular currency vary in accordance with assessments of the relative yield and appreciation potential of various securities and currencies relative to the U.S. dollar. The AB Portfolio invests at least 40% of its assets in non-U.S. companies under normal circumstances. In determining whether a company is a non-U.S. company, the subadviser will evaluate the issuer's "country of risk." The issuer's "country of risk" will be determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. The AB Portfolio can invest across all fixed income sectors, including U.S. and non-U.S.	In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities.
The Acquiring Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Acquiring Portfolio seeks to generate excess returns relative to the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The Acquiring Portfolio's global aggregate strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized analysts. Each analyst has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.
The Acquiring Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Acquiring Portfolio will invest its assets in securities of issuers located in the United States and at	In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities.
The Combined Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Combined Portfolio seeks to generate excess returns relative to the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The Combined Portfolio's global aggregate strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized analysts. Each analyst has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.
The Combined Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Combined Portfolio will invest its assets in securities of issuers located in the United States and at

AB Portfolio	Acquiring Portfolio	Combined Portfolio
government securities, and across a range of maturities. The AB Portfolio may use borrowings or other leverage for investment purposes.
Under normal circumstances, the AB Portfolio invests at least 75% of its net assets in fixed income securities rated investment grade at the time of investment, and may invest up to 25% of its net assets in below investment grade fixed income securities (commonly known as "junk bonds").
The subadviser actively manages the AB Portfolio's assets in relation to market conditions and general economic conditions and adjusts the AB Portfolio's investments in an effort to best enable the AB Portfolio to achieve its investment objective. Based on the subadviser's investment criteria, the AB Portfolio invests in higher spread products relative to its benchmark index and, depending on market conditions, may underperform the benchmark during times of "risk-off" environments.
The AB Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The AB Portfolio may, among other things, enter into transactions such as reverse repurchase agreements and dollar rolls.
The AB Portfolio may invest, without limit, in derivatives	least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Acquiring Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Acquiring Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.
Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Acquiring Portfolio's bond and cash equivalent positions, may be assumed.
Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities or currencies. The Acquiring Portfolio is generally diversified by country, currency, and issuer relative to the global bond market. The Acquiring Portfolio makes use of derivatives to implement	least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Combined Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Combined Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.
Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Combined Portfolio's bond and cash equivalent positions, may be assumed.
Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities or currencies. The Combined Portfolio is diversified by country, and issuer. The Combined Portfolio makes use of derivatives to implement active positions as well as hedge exposure. Derivative

AB Portfolio	Acquiring Portfolio	Combined Portfolio

including, but not limited, to futures (including bond, currency, equity, index and interest rate futures), currency forwards, options (swap options, options on currencies and options on currencies) and swaps (including credit default, credit default swap index, interest rate and total return swaps). The AB Portfolio may invest in derivatives for both hedging and non-hedging purposes, including, for example, seeking to enhance returns or as a substitute for a position in an underlying asset.

active positions as well as hedge exposure. Derivative instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both active management and hedging purposes. The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.
Derivative instruments are primarily used in the same way and with the same objectives as traditional securities:
• to hedge portfolio risk;
• to position the portfolio to profit from an expected change in market prices; and
• to manage portfolio liquidity.	instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both active management and hedging purposes. The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.
The Combined Portfolio is allocated among three subadvisers. AB uses a global multi-sector fixed income strategy. GSAM/GSAMI utilizes a team-based approach with investment decisions taken collectively, following thorough discussion and debate with ultimate accountability held by the Portfolio Manager(s). Goldman's specialist top down and bottom up Investment Strategy Teams are responsible for the analysis of the key factors that drive fixed income and currency markets, by examining the fundamental, quantitative and technical factors that drive these markets. Wellington utilizes a team-based approach of specialist investors that identify investment ideas across their distinct areas of expertise. The Wellington Team seeks to build a portfolio of independent and diversified sources of alpha focused primarily on global developed

AB Portfolio	Acquiring Portfolio	Combined Portfolio
market rates and currency markets, and utilize a multi-dimensional risk management process to identify key portfolio level risks.
The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the AB Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the AB Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	AB Portfolio	Acquiring Portfolio	Combined Portfolio
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.	Yes	Yes	Yes

Principal Risks	AB Portfolio	Acquiring Portfolio	Combined Portfolio
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes

Principal Risks	AB Portfolio	Acquiring Portfolio	Combined Portfolio
Emerging Markets Risk. The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	No	No
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.	Yes	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio's investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio's investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio's investments. Changes in interest rates may also affect the liquidity of the Portfolio's investments in fixed income securities.	Yes	Yes	Yes

Principal Risks	AB Portfolio	Acquiring Portfolio	Combined Portfolio
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.	Yes	Yes	Yes
Leverage Risk. Using leverage, the investment of borrowed cash, may amplify the Portfolio's gains and losses and cause the Portfolio to be more volatile and riskier than if it had not been leveraged.	Yes	No	No
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes

Principal Risks	AB Portfolio	Acquiring Portfolio	Combined Portfolio
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio's securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.	Yes	No	No
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.	No	Yes	Yes

Performance of AB Portfolio

A number of factors, including risk, can affect how the AB Portfolio performs. The information below provides some indication of the risks of investing in the AB Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the AB Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

BEST QUARTER: 3.17% (1st Quarter of 2016) WORST QUARTER: -1.49% (4th Quarter of 2016)

Average Annual Total Returns (for the periods ended 12/31/19)

	1 YEAR	3 YEARS	SINCE INCEPTION (7/13/15)
AB Portfolio	7.15%	3.32%	3.55%
Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index (reflects no deduction for fees, expenses or taxes)	8.22%	4.30%	3.51	%*

*  Since Inception returns for the Index are measured from the month-end closest to the inception date.

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On or about November 16, 2020, the Acquiring Portfolio will be "repositioned." The repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

BEST QUARTER: 3.18% (2nd Quarter of 2019) WORST QUARTER: -2.62% (4th Quarter of 2016)

(1)  "Annual Returns," as presented, only reflect the performance of Wellington as the current sole subadviser to the Acquiring Portfolio. Effective on or about November 16, 2020, AB and GSAM will serve alongside Wellington as subadvisers to the Acquiring Portfolio. In addition, on or about effective November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

Average Annual Total Returns (for the periods ended 12/31/19)(1)

	1 YEAR	3 YEARS	SINCE INCEPTION (7/13/15)
Acquiring Portfolio	6.99%	4.27%	3.75%
Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index (reflects no deduction for fees, expenses or taxes)	8.22%	4.30%	3.51	%*

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Wellington as the current sole subadviser to the Acquiring Portfolio. Effective on or about November 16, 2020, AB and GSAM will serve alongside Wellington as subadvisers to the Acquiring Portfolio. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

*  Since Inception returns for the index are measured from the month-end closest to the inception date.

Capitalizations of AB Portfolio and Acquiring Portfolio Before and After Reorganization

The following tables set forth, as of December 31, 2019: (i) the capitalization of the AB Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (AB) as adjusted to give effect to the Reorganization.

	AB Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$1,040,346,448	$2,555,657,012	$—		$3,596,003,460
Total shares outstanding	89,014,645	216,733,899	(774,912	)(a)	304,973,632
Net asset value per share	$11.69	$11.79	$—		$11.79

(a)    Reflects the change in shares of the AB Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the AB Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the AB Portfolio immediately prior to the Reorganization.

COMPARISON OF GOLDMAN PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Goldman Portfolio and Acquiring Portfolio are similar. The investment objective of the Goldman Portfolio is to seek high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, and the investment objective of the Acquiring Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The investment objectives of the Goldman Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The Goldman Portfolio and the Acquiring Portfolio each employ a fixed income strategy that invests in foreign issuers. The Goldman Portfolio and the Acquiring Portfolio invest at least 80% of its assets in fixed income securities. Both the Goldman Portfolio and the Acquiring Portfolio invest in a broad range of fixed income securities in both developed and emerging markets, in at least three countries. The Goldman Portfolio invests at least 40% of its assets in non-U.S. companies under normal circumstances, while the Acquiring Portfolio may invest in debt securities of issuers domiciled around the world. Under normal market conditions, the Acquiring Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives).

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers, AB, GSAM and Wellington, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio.

	Goldman Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the Goldman Portfolio is to seek high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation.	The investment objective of the Acquiring Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.	The investment objective of the Acquiring Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.
Principal Investment Strategies:	In pursuing its investment objective, the Goldman Portfolio normally invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of fixed income instruments of U.S. and foreign issuers (measured at the time of purchase).
The Goldman Portfolio also enters into transactions in currencies (including foreign currencies), typically through the use of forward contracts and swap contracts to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations. The Goldman Portfolio also may invest in other derivatives for both investment and hedging purposes. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Goldman Portfolio's investments in derivatives may include futures, swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), to-be-announced contracts (TBAs), forward rate agreements (FRAs), repurchase agreements and options and currency forwards.	In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities.
The Acquiring Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Acquiring Portfolio seeks to generate excess returns relative to the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The Acquiring Portfolio's global aggregate strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized analysts. Each analyst has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.	In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities.
The Combined Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Combined Portfolio seeks to generate excess returns relative to the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The Combined Portfolio's global aggregate strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized analysts. Each analyst has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.

Goldman Portfolio	Acquiring Portfolio	Combined Portfolio
The Goldman Portfolio may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index.
The Goldman Portfolio may also employ money market instruments and affiliated mutual funds for cash management and asset allocations to specific sectors of the bond market.
Under normal market conditions, the Goldman Portfolio invests at least 40% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in foreign securities. Foreign securities include securities of issuers located outside of the U.S. or securities quoted or denominated in a currency other than the U.S. dollar.
The Goldman Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means that it may invest a larger percentage of its assets in fewer issuers than a diversified mutual fund.	The Acquiring Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Acquiring Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Acquiring Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Acquiring Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.
Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Acquiring Portfolio's bond and cash equivalent positions, may be assumed.	The Combined Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Combined Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Combined Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Combined Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.
Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Combined Portfolio's bond and cash equivalent positions, may be assumed.

Goldman Portfolio	Acquiring Portfolio	Combined Portfolio
Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities or currencies. The Acquiring Portfolio is generally diversified by country, currency, and issuer relative to the global bond market. The Acquiring Portfolio makes use of derivatives to implement active positions as well as hedge exposure. Derivative instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both active management and hedging purposes. The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.
Derivative instruments are primarily used in the same way and with the same objectives as traditional securities:
•to hedge portfolio risk;
•to position the portfolio to profit from an expected change in market prices; and
•to manage portfolio liquidity.	Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities or currencies. The Combined Portfolio is diversified by country, and issuer. The Combined Portfolio makes use of derivatives to implement active positions as well as hedge exposure. Derivative instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both active management and hedging purposes.
The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.
The Combined Portfolio is allocated among three subadvisers. AB uses a global multi-sector fixed income strategy. GSAM/GSAMI utilizes a team-based approach with investment decisions taken collectively, following thorough discussion and debate with ultimate accountability held by the Portfolio Manager(s).

Goldman Portfolio	Acquiring Portfolio	Combined Portfolio

Goldman's specialist top down and bottom up Investment Strategy Teams are responsible for the analysis of the key factors that drive fixed income and currency markets, by examining the fundamental, quantitative and technical factors that drive these markets. Wellington utilizes a team-based approach of specialist investors that identify investment ideas across their distinct areas of expertise. The Wellington Team seeks to build a portfolio of independent and diversified sources of alpha focused primarily on global developed market rates and currency markets, and utilize a multi-dimensional risk management process to identify key portfolio level risks. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the Goldman Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the Goldman Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	Goldman Portfolio	Acquiring Portfolio	Combined Portfolio
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.	Yes	Yes	Yes
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes

Principal Risks	Goldman Portfolio	Acquiring Portfolio	Combined Portfolio
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.	No	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio's investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio's investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio's investments. Changes in interest rates may also affect the liquidity of the Portfolio's investments in fixed income securities.	Yes	Yes	Yes
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes

Principal Risks	Goldman Portfolio	Acquiring Portfolio	Combined Portfolio
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Non-Diversification Risk. The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.	Yes	No	No
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio's securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.	Yes	No	No

Principal Risks	Goldman Portfolio	Acquiring Portfolio	Combined Portfolio
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.	Yes	Yes	Yes
U.S. Government Securities Risk. U.S. Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the U.S. Government, and may not be backed by the full faith and credit of the U.S. Government.	Yes	No	No

Performance of Goldman Portfolio

A number of factors, including risk, can affect how the Goldman Portfolio performs. The information below provides some indication of the risks of investing in the Goldman Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Goldman Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

BEST QUARTER: 4.12% (1st Quarter of 2019) WORST QUARTER: -2.05% (4th Quarter of 2016)

Average Annual Total Returns (for the periods ended 12/31/19)

	1 YEAR	3 YEARS	SINCE INCEPTION (7/13/15)
Goldman Portfolio	9.64%	3.74%	3.59%
Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index (reflects no deduction for fees, expenses or taxes)	8.22%	4.30%	3.51	%*

*  Since Inception returns for the index are measured from the month-end closest to the inception date.

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On or about November 16, 2020, the Acquiring Portfolio will be "repositioned." The repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

BEST QUARTER: 3.18% (2nd Quarter of 2019) WORST QUARTER: -2.62% (4th Quarter of 2016)

(1)  "Annual Returns," as presented, only reflect the performance of Wellington as the current sole subadviser to the Acquiring Portfolio. Effective on or about November 16, 2020, AB and GSAM will serve alongside Wellington as subadvisers to the Acquiring Portfolio. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

Average Annual Total Returns (for the periods ended 12/31/19)(1)

	1 YEAR	3 YEARS	SINCE INCEPTION (7/13/15)
Acquiring Portfolio	6.99%	4.27%	3.75%
Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index (reflects no deduction for fees, expenses or taxes)	8.22%	4.30%	3.51	%*

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Wellington as the current sole subadviser to the Acquiring Portfolio. Effective on or about November 16, 2020, AB and GSAM will serve alongside Wellington as subadvisers to the Acquiring Portfolio. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

*  Since Inception returns for the index are measured from the month-end closest to the inception date.

Capitalizations of Goldman Portfolio and Acquiring Portfolio Before and After Reorganization

The following tables set forth, as of December 31, 2019: (i) the capitalization of the Goldman Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (GSAM) as adjusted to give effect to the Reorganization.

	Goldman Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Goldman and Acquiring Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$522,550,692	$2,555,657,012	$—		$3,078,207,704
Total shares outstanding	44,612,722	216,733,899	(291,204	)(a)	261,055,417
Net asset value per share	$11.71	$11.79	$—		$11.79

(a)    Reflects the change in shares of the Goldman Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Goldman Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Goldman Portfolio immediately prior to the Reorganization.

COMPARISON OF PIMCO PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the PIMCO Portfolio and Acquiring Portfolio are similar. The investment objective of the PIMCO Portfolio is to seek total return, and the investment objective of the Acquiring Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The investment objectives of the PIMCO Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The PIMCO Portfolio and the Acquiring Portfolio each employ a fixed income strategy that invests in foreign issuers. The PIMCO Portfolio and the Acquiring Portfolio invest at least 80% of its assets in fixed income securities. Both the PIMCO and Acquiring Portfolios invest in a broad range of fixed income securities in both developed and emerging markets, in at least three countries. The PIMCO Portfolio invests at least 40% of its assets in non-U.S. companies under normal circumstances, while the Acquiring Portfolio may invest in debt securities of issuers domiciled around the world. Under normal market conditions, the Acquiring Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives).

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers, AB, GSAM and Wellington, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio.

	PIMCO Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the PIMCO Portfolio is to seek total return.	The investment objective of the Acquiring Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.	The investment objective of the Combined Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.
Principal Investment Strategies:	The PIMCO Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The PIMCO Portfolio intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The PIMCO Portfolio will not be constrained by management against an index. The average portfolio duration of the PIMCO Portfolio will normally vary from (negative) 2 years to positive 6 years based on the subadviser's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.
The PIMCO Portfolio may invest in both investment-grade securities and high yield securities (commonly known as "junk bonds") subject to a	In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities.
The Acquiring Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Acquiring Portfolio seeks to generate excess returns relative to the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The Acquiring Portfolio's global aggregate strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized analysts. Each analyst has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.
The Acquiring Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Acquiring Portfolio will invest its assets in securities of issuers located	In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities.
The Combined Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Combined Portfolio seeks to generate excess returns relative to the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The Combined Portfolio's global aggregate strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized analysts. Each analyst has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.
The Combined Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Combined Portfolio will invest its assets in securities of issuers located

PIMCO Portfolio	Acquiring Portfolio	Combined Portfolio

maximum of 40% of its total assets in securities rated below Baa by Moody's Investors Service, Inc., or equivalently rated by S&P Global Ratings or Fitch, Inc., or, if unrated, determined by the subadviser to be of comparable quality.

in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Acquiring Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Acquiring Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.
Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Acquiring Portfolio's bond and cash equivalent positions, may be assumed.
Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities or currencies. The Acquiring Portfolio is generally diversified by country, currency, and issuer relative to the global bond market. The Acquiring	in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Combined Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Combined Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.
Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Combined Portfolio's bond and cash equivalent positions, may be assumed.
Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities or currencies. The Combined Portfolio is diversified by country, and issuer. The Combined Portfolio makes use of derivatives to implement

PIMCO Portfolio	Acquiring Portfolio	Combined Portfolio
Portfolio makes use of derivatives to implement active positions as well as hedge exposure. Derivative instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both active management and hedging purposes. The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.
Derivative instruments are primarily used in the same way and with the same objectives as traditional securities:
• to hedge portfolio risk;
• to position the portfolio to profit from an expected change in market prices; and
• to manage portfolio liquidity.	active positions as well as hedge exposure. Derivative instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both active management and hedging purposes. The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.
The Combined Portfolio is allocated among three subadvisers. AB uses a global multi-sector fixed income strategy. GSAM/GSAMI utilizes a team-based approach with investment decisions taken collectively, following thorough discussion and debate with ultimate accountability held by the Portfolio Manager(s). Goldman's specialist top down and bottom up Investment Strategy Teams are responsible for the analysis of the key factors that drive fixed income and currency markets, by examining the fundamental, quantitative and technical factors that drive these markets. Wellington utilizes a team-based approach of specialist investors that identify investment ideas across their distinct areas of expertise. The Wellington Team seeks to build a portfolio of independent and diversified

PIMCO Portfolio	Acquiring Portfolio	Combined Portfolio

sources of alpha focused primarily on global developed market rates and currency markets, and utilize a multi-dimensional risk management process to identify key portfolio level risks. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the PIMCO Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the PIMCO Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	PIMCO Portfolio	Acquiring Portfolio	Combined Portfolio
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.	Yes	Yes	Yes

Principal Risks	PIMCO Portfolio	Acquiring Portfolio	Combined Portfolio
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.	Yes	Yes	Yes

Principal Risks	PIMCO Portfolio	Acquiring Portfolio	Combined Portfolio
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio's investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio's investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio's investments. Changes in interest rates may also affect the liquidity of the Portfolio's investments in fixed income securities.	Yes	Yes	Yes
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	No	Yes	Yes

Principal Risks	PIMCO Portfolio	Acquiring Portfolio	Combined Portfolio
Loan Risk. Investments in loans rated below investment grade, or unrated securities of similar quality, not registered with the Securities and Exchange Commission or listed on a securities exchange may be less liquid and more difficult to value than investments in instruments for which a trading market exists. Such investments are also subject to interest rate risk. Additionally, established settlement standards or remedies do not exist for portfolio transactions in loans.	Yes	No	No
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio's securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.	Yes	No	No
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes

Principal Risks	PIMCO Portfolio	Acquiring Portfolio	Combined Portfolio
Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.	Yes	No	No
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.	Yes	Yes	Yes
U.S. Government Securities Risk. U.S. Government securities may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the U.S. Government, and may not be backed by the full faith and credit of the U.S. Government.	Yes	No	No

Performance of PIMCO Portfolio

A number of factors, including risk, can affect how the PIMCO Portfolio performs. The information below provides some indication of the risks of investing in the PIMCO Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the PIMCO Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

BEST QUARTER: 2.61% (1st Quarter of 2019) WORST QUARTER: -1.57% (1st Quarter of 2016)

Average Annual Total Returns (for the periods ended 12/31/19)

	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION (4/28/14)
PIMCO Portfolio	5.32%	1.53%	0.67%	0.18%
ICE BofAML US Dollar Three-Month LIBOR-Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	2.60%	1.93%	1.33%	3.25	%*

*  Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On or about November 16, 2020, the Acquiring Portfolio will be "repositioned." The repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

BEST QUARTER: 3.18% (2nd Quarter of 2019) WORST QUARTER: -2.62% (4th Quarter of 2016)

(1)  "Annual Returns," as presented, only reflect the performance of Wellington as the current sole subadviser to the Acquiring Portfolio. Effective on or about November 16, 2020, AB and GSAM will serve alongside Wellington as subadvisers to the Acquiring Portfolio. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

Average Annual Total Returns (for the periods ended 12/31/19)(1)

	1 YEAR	3 YEARS	SINCE INCEPTION (7/13/15)
Acquiring Portfolio	6.99%	4.27%	3.75%
Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index (reflects no deduction for fees, expenses or taxes)	8.22%	4.30%	3.51	%*

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Wellington as the current sole subadviser to the Acquiring Portfolio. Effective on or about November 16, 2020, AB and GSAM will serve alongside Wellington as subadvisers to the Acquiring Portfolio. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

*  Since Inception returns for the Indexes are measured from the month-end closest to the inception date.

Capitalizations of PIMCO Portfolio and Acquiring Portfolio Before and After Reorganization

The following tables set forth, as of December 31, 2019: (i) the capitalization of the PIMCO Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (PIMCO) as adjusted to give effect to the Reorganization.

	PIMCO Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined PIMCO and Acquiring Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$231,763,892	$2,555,657,012	$—		$2,787,420,904
Total shares outstanding	22,970,228	216,733,899	(3,312,561	)(a)	236,391,566
Net asset value per share	$10.09	$11.79	$—		$11.79

(a)    Reflects the change in shares of the PIMCO Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the PIMCO Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the PIMCO Portfolio immediately prior to the Reorganization.

COMPARISON OF TEMPLETON PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Templeton Portfolio and Acquiring Portfolio are similar. The investment objective of the Templeton Portfolio is to seek to provide current income with capital appreciation and growth of income, and the investment objective of the Acquiring Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The investment objectives of the Templeton Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The Templeton Portfolio and the Acquiring Portfolio each employ a fixed income strategy that invests in foreign issuers. The Templeton Portfolio and the Acquiring Portfolio invest at least 80% of its assets in fixed income securities. Both the Templeton and Acquiring Portfolios invest in a broad range of fixed income securities in both developed and emerging markets, in at least three countries. The Templeton Portfolio invests at least 40% of its assets in non-U.S. companies under normal circumstances, while the Acquiring Portfolio may invest in debt securities of issuers domiciled around the world. Under normal market conditions, the Acquiring Portfolio will invest its assets in securities of issuers located in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives).

As explained above, as of the effective date of the Reorganization, the Combined Portfolio will be managed by the Acquiring Portfolio's subadvisers, AB, GSAM and Wellington, according to the investment objective and principal investment strategies of the Acquiring Portfolio. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio.

	Templeton Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the Templeton Portfolio is to seek to provide current income with capital appreciation and growth of income.	The investment objective of the Acquiring Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.	The investment objective of the Combined Portfolio is to seek to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.
Principal Investment Strategies:	In pursuing its investment objective, the Templeton Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities. Fixed income securities include debt securities of any maturity, such as bonds, notes, bills and debentures and may be denominated and issued in local currency or in another currency. The average maturity of debt securities held by the Templeton Portfolio will fluctuate depending on the subadviser's outlook on changing market, economic and political conditions.
The Templeton Portfolio invests predominantly in bonds issued by governments and government agencies located around the world. The Templeton Portfolio may also invest in inflation-indexed securities and securities or structured products that are linked to or derive their value from another security, asset, or currency of any nation. The Portfolio may invest without limit in developing markets. Under normal market conditions, the Templeton Portfolio's subadviser, Franklin Advisers, expects to invest at least 40% of the Templeton Portfolio's net assets in foreign securities. In addition, the Templeton Portfolio's assets will be	In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities.
The Acquiring Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Acquiring Portfolio seeks to generate excess returns relative to the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The Acquiring Portfolio's global aggregate strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized analysts. Each analyst has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.
The Acquiring Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Acquiring Portfolio will invest its assets in securities of issuers located	In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in fixed income securities.
The Combined Portfolio invests, under normal circumstances, in fixed income securities of companies located in at least three countries. The Combined Portfolio seeks to generate excess returns relative to the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index. The Combined Portfolio's global aggregate strategy seeks to generate excess returns through the combination of lowly correlated investment strategies developed by highly specialized analysts. Each analyst has a specialized area of focus which is sector, region, or investment style based. The investment universe includes fixed income securities denominated in various currencies and issued by government, government-related, corporate, and securitized issuers from around the world.
The Combined Portfolio invests in debt securities of issuers domiciled around the world. Under normal market conditions, the Combined Portfolio will invest its assets in securities of issuers located

Templeton Portfolio	Acquiring Portfolio	Combined Portfolio
invested in issuers located in at least three countries (including the U.S.). Bonds represent an obligation of the issuer to repay a loan of money to it, and generally provide for the payment of interest.
Although the Templeton Portfolio may buy bonds rated in any category, it focuses on "investment grade" bonds. These are issues rated in the top four rating categories by at least one independent rating agency, such as S&P Global Ratings (S& P®) or Moody's Investors Service (Moody's) or, if unrated, determined by the Templeton Portfolio's subadviser to be of comparable quality. The Templeton Portfolio may invest up to 25% of its total assets in bonds that are rated below investment grade. Generally, lower rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk.
For purposes of pursuing its investment goals, the Templeton Portfolio regularly uses various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts, currency swaps and currency options. The Templeton Portfolio typically holds significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Templeton Portfolio's assets to obligations	in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Acquiring Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Acquiring Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.
Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Acquiring Portfolio's bond and cash equivalent positions, may be assumed.
Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities or currencies. The Acquiring Portfolio is generally diversified by country, currency, and issuer relative to the global bond market. The Acquiring Portfolio makes use of	in the United States and at least three other countries (based on country of domicile and inclusive of non-currency derivatives). The Combined Portfolio may buy and sell bonds issued by government, agency, and supranational issuers; mortgage, commercial mortgage, and asset-backed securities; corporate and real estate investment trust (REIT) debt; credit-linked, index-linked, and capital securities (securities that combine the features of bonds and preferred stock); loan participation securities that qualify as an eligible investment by the Combined Portfolio (including, but not limited to, trade finance loan participations) and, in addition, bank loan assignments that qualify as money market instruments; as well as other debt securities issued by public or private issuers, both fixed and floating-rate, including forward contracts on such securities.
Currency exposure may be taken on an opportunistic basis. Currency exposure, including cross-currency positions which are not related to the Combined Portfolio's bond and cash equivalent positions, may be assumed.
Investments represent a broad credit spectrum, including issues rated below investment-grade. There is no minimum credit rating for individual securities or currencies. The Combined Portfolio is diversified by country, and issuer. The Combined Portfolio makes use of derivatives to implement active positions as well as

Templeton Portfolio	Acquiring Portfolio	Combined Portfolio
under these instruments. The result of such transactions may represent, from time to time, a large component of the Templeton Portfolio's investment returns.The Templeton Portfolio may also enter into various other transactions involving derivatives, including interest rate/bond futures and swap agreements (which may include interest rate and credit default swaps). These derivative transactions may be used for hedging purposes, to enhance returns, or to obtain net positive (long) or net negative (short) exposure to selected currencies, interest rates, countries, durations or credit risks.
The Fund may, at times, maintain a large position in cash and cash equivalents (including money market funds).
The Templeton Portfolio is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers.	derivatives to implement active positions as well as hedge exposure. Derivative instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both activemanagement and hedging purposes. The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.
Derivative instruments are primarily used in the same way and with the same objectives as traditional securities:
• to hedge portfolio risk;
• to position the portfolio to profit from an expected change in market prices; and
• to manage portfolio liquidity.	hedge exposure. Derivative instruments may include, but are not limited, to futures (on asset classes or indices including volatility indices), forwards, options, swaps (currency swaps, interest rate swaps, total rate of return swaps, and credit default swaps), to-be-announced securities (TBAs), structured notes and spot transactions for both active management and hedging purposes. The high liquidity of derivative instruments assists the portfolio management team in quickly and efficiently managing portfolio exposure in the context of continually changing market environments.
The Combined Portfolio is allocated among three subadvisers. AB uses a global multi-sector fixed income strategy. GSAM/GSAMI utilizes a team-based approach with investment decisions taken collectively, following thorough discussion and debate with ultimate accountability held by the Portfolio Manager(s). Goldman's specialist top down and bottom up Investment Strategy Teams are responsible for the analysis of the key factors that drive fixed income and currency markets, by examining the fundamental, quantitative and technical factors that drive these markets. Wellington utilizes a team-based approach of specialist investors that identify investment ideas across their distinct areas of expertise. The Wellington Team seeks to build a portfolio of independent and diversified sources of alpha focused primarily on global developed

Templeton Portfolio	Acquiring Portfolio	Combined Portfolio

market rates and currency markets, and utilize a multi-dimensional risk management process to identify key portfolio level risks. The Strategic Investment Research Group of the Manager determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the Templeton Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the Templeton Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	Templeton Portfolio	Acquiring Portfolio	Combined Portfolio
Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to "subprime" borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.	No	Yes	Yes

Principal Risks	Templeton Portfolio	Acquiring Portfolio	Combined Portfolio
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes

Principal Risks	Templeton Portfolio	Acquiring Portfolio	Combined Portfolio
Emerging Markets Risk. The risks of non-U.S. investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	No	No
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.	No	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio's investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio's investment in fixed income securities will go down in value. Risks associated with changing interest rates are currently heightened because any increase or decrease may be sudden and significant, with unpredictable effects on the markets and the Portfolio's investments. Changes in interest rates may also affect the liquidity of the Portfolio's investments in fixed income securities.	Yes	Yes	Yes

Principal Risks	Templeton Portfolio	Acquiring Portfolio	Combined Portfolio
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested.	Yes	No	No
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of U.S. issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, U.S. markets; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are often less liquid than U.S. markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit, call and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes

Principal Risks	Templeton Portfolio	Acquiring Portfolio	Combined Portfolio
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Non-Diversification Risk. The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.	Yes	No	No
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes
Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.	Yes	Yes	Yes

Performance of Templeton Portfolio

A number of factors, including risk, can affect how the Templeton Portfolio performs. The information below provides some indication of the risks of investing in the Templeton Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Templeton Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

BEST QUARTER: 7.51% (3rd Quarter of 2010) WORST QUARTER: -5.29% (2nd Quarter of 2013)

Average Annual Total Returns (for the periods ended 12/31/19)

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Templeton Portfolio	1.60%	1.88%	1.03%	1.67%
FTSE World Government Bond Index (reflects no deduction for fees, expenses or taxes)	5.90%	4.12%	2.03%	1.85%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On or about November 16, 2020, the Acquiring Portfolio will be "repositioned." The repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

BEST QUARTER: 3.18% (2nd Quarter of 2019) WORST QUARTER: -2.62% (4th Quarter of 2016)

(1)  "Annual Returns," as presented, only reflect the performance of Wellington as the current sole subadviser to the Acquiring Portfolio. Effective on or about November 16, 2020, AB and GSAM will serve alongside Wellington as subadvisers to the Acquiring Portfolio. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

Average Annual Total Returns (for the periods ended 12/31/19)(1)

	1 YEAR	3 YEARS	SINCE INCEPTION (7/13/15)
Acquiring Portfolio	6.99%	4.27%	3.75%
Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index (reflects no deduction for fees, expenses or taxes)	8.22%	4.30%	3.51	%*

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Wellington as the current sole subadviser to the Acquiring Portfolio. Effective on or about November 16, 2020, AB and GSAM will serve alongside Wellington as subadvisers to the Acquiring Portfolio. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed "AST Global Bond Portfolio."

*  Since Inception returns for the Index are measured from the month-end closest to the inception date.

Capitalizations of Templeton Portfolio and Acquiring Portfolio Before and After Reorganization

The following tables set forth, as of December 31, 2019: (i) the capitalization of the Templeton Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (Templeton) as adjusted to give effect to the Reorganization.

	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Templeton and Acquiring Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$331,112,567	$2,555,657,012	$—		$2,886,769,579
Total shares outstanding	29,012,862	216,733,899	(928,675	)(a)	244,818,086
Net asset value per share	$11.41	$11.79	$—		$11.79

(a)    Reflects the change in shares of the Templeton Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Templeton Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Templeton Portfolio immediately prior to the Reorganization.

COMPARISON OF THE TARGET PORTFOLIOS, ACQUIRING PORTFOLIO AND COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Capitalizations of the Target Portfolios, Acquiring Portfolio and Combined Portfolio Before and After Reorganization

The following tables set forth, as of December 31, 2019: (i) the capitalization of each of the Target Portfolios, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (all Target Portfolios) as adjusted to give effect to the Reorganization.

	AB Portfolio (unaudited)	Goldman Portfolio (unaudited)	PIMCO Portfolio (unaudited)	Templeton Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$1,040,346,448	$522,550,692	$231,763,892	$331,112,567	$2,555,657,012	$—		$4,681,430,611
Total shares outstanding	89,014,645	44,612,722	22,970,228	29,012,862	216,733,899	(5,307,353	)(a)	397,037,003
Net asset value per share	$11.69	$11.71	$10.09	$11.41	$11.79	$—		$11.79

(a)    Reflects the change in shares of the Target Portfolios upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolios would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolios immediately prior to the Reorganization.

MANAGEMENT OF THE TARGET PORTFOLIOS,
THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

This section provides more information about: (i) PGIM Investments and ASTIS, (ii) AB as the subadviser to the AB Portfolio, (iii) Franklin Advisers as the subadviser to the Templeton Portfolio, (iv) GSAM as the subadviser to the Goldman Portfolio, (v) PIMCO as the subadviser to the PIMCO Portfolio, (vi) Wellington as the subadviser to the Acquiring Portfolio and (vii) AB, GSAM and Wellington as subadvisers to the Combined Portfolio.

Investment Management Arrangements

The Templeton Portfolio is managed by PGIM Investments, 655 Broad Street, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484, and the AB Portfolio, Goldman Portfolio, PIMCO Portfolio and the Acquiring Portfolio are each solely managed by PGIM Investments. As previously noted, the term Manager is used to refer to both PGIM Investments and ASTIS.

As of May 31, 2020, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $305.9 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of May 31, 2020, ASTIS served as investment manager to certain Prudential U.S. and offshore open-end investment companies with aggregate assets of approximately $156.6 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

The Investment Management Agreements between the Manager and the Trust on behalf of the Target Portfolios and the Acquiring Portfolio (the "Management Agreements"), provide that the Manager will furnish the Target Portfolios and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolios and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolios and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolios and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolios and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolios or the Acquiring Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of the Target Portfolios or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolios or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each of the Portfolios and its shareholders.

A discussion regarding the basis for the Board's approvals of the Trust's Management Agreements and the subadvisory agreements are available in the Trust's semi-annual reports (for agreements approved during the six-month period ended June 30) and in the Trust's annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolios and the Acquiring Portfolio. The AB Portfolio is subadvised by AB. The Goldman Portfolio is subadvised by GSAM. The PIMCO Portfolio is subadvised by PIMCO. The Templeton Portfolio is subadvised by Franklin Advisers. The Acquiring Portfolio is subadvised by Wellington. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganizations are approved, the Combined Portfolio will be managed by AB, GSAM, Wellington and PGIM Investments.

Descriptions of the subadvisers and the portfolio managers are set forth below:

AB Portfolio and Combined Portfolio

AllianceBernstein, L.P. (AllianceBernstein) is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. ("EQH"), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. Including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AllianceBernstein, EQH and its subsidiaries have an approximate 65% economic interest in AllianceBernstein. AllianceBernstein's principal place of business is located at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a leading global investment management firm managing client accounts totaling approximately $596 billion in assets as of May 31, 2020.

The portfolio managers from AllianceBernstein with joint and primary responsibility for managing the AB Portfolio are Scott DiMaggio, Matthew Sheridan and Douglas J. Peebles. Biographies for Messrs. DiMaggio, Sheridan and Peebles are provided below.

Scott DiMaggio, CFA. Mr. DiMaggio serves as Director of both Global Fixed Income and Canada Fixed Income, and is a member of the Absolute Return portfolio management team. Prior to joining the Fixed Income team, he performed quantitative investment analysis, including asset-liability, asset-allocation, return attribution and risk analysis. Before joining the firm in 1999, Mr. DiMaggio was a risk management market analyst at Santander Investment Securities. He also held positions as a senior consultant at Ernst & Young and Andersen Consulting. Mr. DiMaggio holds a BS in business administration from the State University of New York, Albany, and an MS in finance from Baruch College. He is a member of the Global Association of Risk Professionals and a CFA charterholder.

Matthew Sheridan, CFA. Mr. Sheridan is a Portfolio Manager and member of the Absolute Return, Global Fixed Income, and Emerging Market Debt portfolio management teams. He primarily focuses on quantitative reporting, duration maintenance, and short-term cash management. Mr. Sheridan joined Alliance Capital in 1998 and previously worked in the firm's Structured Asset Securities Group. He holds a BS in finance from Syracuse University and is a CFA charterholder.

Douglas J. Peebles. Mr. Peebles joined the firm in 1987 and is the Chief Investment Officer and Head of AllianceBernstein Fixed Income. In this role, he supervises all of the Fixed Income portfolio management research teams globally. In addition, Mr. Peebles is Chairman of the Interest Rates and Currencies Research Review team, which is responsible for setting interest rate and currency policy for all fixed income portfolios. He has held several leadership positions within Fixed Income, including director of Global Fixed Income from 1997 to 2004 and co-head of AllianceBernstein Fixed Income from 2004 until 2008. He holds a BA from Muhlenberg College and an MBA from Rutgers University.

Goldman Portfolio and Combined Portfolio

GSAM L.P. has been registered as an investment adviser with the SEC since 1990, is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs & Co. LLC. GSAMI is located at River Court 120 Fleet Street, London EC4A 2BE, England. GSAMI is regulated by the Financial Conduct Authority and has been a registered investment adviser since 1991 and is an affiliate of Goldman, Sachs & Co. (together with Goldman Sachs & Co. LLC, "Goldman Sachs"). As of May 31 2020, GSAM L.P., including its investment advisory affiliates, had assets under supervision (AUS) of approximately $1.88 trillion. AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs' address is 200 West Street, New York, New York 10282-2198. GSAMI will serve as a sub-subadviser to the Combined Portfolio pursuant to an agreement with GSAM L.P.

The portfolio managers with joint and primary responsibility for managing the GSAM Portfolio are Simon Dangoor and Hugh Briscoe. Biographies for Messrs. Dangoor and Briscoe are provided below.

Simon Dangoor, Managing Director, Head of Macro Rates Investing. Simon is head of Macro Rates Investing within Goldman Sachs Asset Management's Fixed Income team and leads the team's range of macro-focused directional and relative value strategies within Developed Market rates. He is also responsible for leading the Government and Swap Strategy that focuses on relative value opportunities in government, agency, interest rate swaps and inflation markets. Simon is a member of the Fixed Income Strategy Group, which oversees Global Fixed Income and Currency portfolios. Previously, he led the Country Strategy, a component of Macro Rates Strategies that focuses on cross-market interest rate and sovereign risk opportunities. Simon joined Goldman Sachs as an analyst in 2004 and was named managing director in 2011. Simon earned a BA in Natural Sciences from the University of Cambridge in 2004. He is a CFA charterholder.

Hugh Briscoe, Managing Director, Global Fixed Income Portfolio Manager. Hugh is a global fixed income portfolio manager in GSAM L.P. He is a member of the Investment Committee of the Goldman Sachs UK Defined Benefit Pension Scheme. Previously, Hugh was a portfolio manager in GSAM L.P.'s Global Liquidity Management team. He joined Goldman Sachs in 2005 as an executive director and was named managing director in 2017. Prior to joining the firm, Hugh served in the British Army for 12 years. Hugh serves on the finance committee of the Special Air Service Association. Hugh earned a BA (Hons) Philosophy from Bristol University in 1992 and a masters degree in Defence Studies from the College Interarmées De Défence, Paris in 2003.

PIMCO Portfolio

PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by Allianz Asset Management U.S. Holding II LLC. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE. As of June 30, 2020, PIMCO managed $1.92 trillion in assets, including $1.48 trillion in third-party client assets. PIMCO's address is 650 Newport Center Drive, Newport Beach, California 92660.

The PIMCO portfolio managers jointly and primarily responsible or the day-to-day management of the Portfolio are Marc P Seidner, CFA, Mohsen Fahmi and Daniel J. Ivascyn.

Marc P Seidner, CFA. Mr. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment

Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research. He has 32 years of investment experience and holds an undergraduate degree in economics from Boston College.

Mohsen Fahmi. Mr. Fahmi is a managing director in the Newport Beach office, a generalist portfolio manager focusing on global fixed income assets and a member of PIMCO's Investment Committee. Prior to joining PIMCO in 2014, he was with Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. In London earlier in his career, he was co-head of bond and currency proprietary trading at Tokai Bank Europe, head of the leveraged investment group at Salomon Brothers and executive director of proprietary trading at Goldman Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has 35 years of investment experience and holds an MBA from Stanford University. He received a master's degree in civil engineering from the Ohio State University and an undergraduate degree from Ain Shams University, Cairo.

Daniel J. Ivascyn. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. He is lead portfolio manager for the Firm's income strategies and credit hedge fund and mortgage opportunistic strategies. He is a member of PIMCO's Executive Committee and a member of the Investment Committee. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset backed securities group, as well as T. Rowe Price and Fidelity Investments. He has 28 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business and a bachelor's degree in economics from Occidental College.

Templeton Portfolio

Franklin Advisers, Inc. (Franklin Advisers) is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. As of May 31, 2020, Franklin Resources, Inc. and its affiliates had approximately $617.6 billion in assets under management. Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403.

The portfolio managers jointly and primarily responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Templeton Portfolio are Michael Hasenstab, PhD and Christine Yuhui Zhu.

Michael Hasenstab, Ph.D., is executive vice president and chief investment officer for Templeton Global Macro, which conducts in-depth global macroeconomic analysis covering thematic topics, regional and country analysis, and interest rate, currency and sovereign credit market outlooks. Templeton Global Macro offers global, unconstrained investment strategies through a variety of investment vehicles ranging from retail mutual funds to unregistered, privately offered hedge funds. Dr. Hasenstab is a portfolio manager for a number of funds, including Templeton Global Bond Fund and Templeton Global Total Return Fund.

Dr. Hasenstab is economic advisor to the CEO of Franklin Resources, Inc., providing his perspective and insight through the lens of Templeton Global Macro. In addition, he is a member of Franklin Resources' executive committee, a small group of the company's top leaders responsible for shaping the firm's overall strategy.

Dr. Hasenstab has received numerous industry awards and accolades throughout his investment career. Over the last decade, the funds that he and his team manage have collectively received more than 400 awards from various rating agencies globally, including Lipper and Morningstar. In addition, various publications have recognized Dr. Hasenstab's investment expertise including, most recently, his being named one of Forbes' Money Masters of 2015. Investment Week named him Global Bond Manager of the Year in 2008, 2010 and 2011 and recognized him as one of the most influential fund managers in 2010. Morningstar awarded him Fixed Income Manager of the Year in Canada in 2013 and Fund Manager of the Year in the U.S. in 2010. In 2011 and 2012, he was highlighted as one of the most influential young people in business in Fortune's 40 under 40.

Dr. Hasenstab initially joined Franklin Templeton Investments in July 1995. After a leave of absence to obtain his doctor of philosophy (Ph.D.) degree, he rejoined the company in April 2001. He has worked and traveled extensively abroad, with a special focus on Asia.

Dr. Hasenstab holds a Ph.D. in economics from the Asia Pacific School of Economics and Management at Australian National University, a master's degree in economics of development from the Australian National University, and a B.A. in international relations/political economy from Carleton College in the United States.

Christine Yuhui Zhu, vice president and director of portfolio construction and quantitative analysis for Templeton Global Macro Group, is a portfolio manager for several funds and separate accounts. Ms. Zhu leads the team's quantitative research. She is responsible for developing strategies and procedures for portfolio construction, risk management, and dispersion management.

Ms. Zhu joined Franklin Templeton in 2007, initially in the investment risk team as a senior analyst. She created the firm's first counterparty monitoring model, and designed the attribution and risk management frame work for Global Macro products. In 2010, she joined the Templeton Global Macro Group.

Prior to joining Franklin Templeton, Ms. Zhu was a senior analyst at MSCI Barra where her experience included fixed income analytics and risk exposure calculation. Before that she worked at Oracle Corporation and at China Construction Bank.

Ms. Zhu holds an M.B.A. degree from the Haas School of Business at University of California at Berkeley, a master's degree in computer science and engineering from the University of Notre Dame, and a bachelor's degree in computer science and engineering at Nankai University.

Acquiring Portfolio and Combined Portfolio

Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of May 31, 2020, Wellington Management had investment management authority with respect to approximately $1,106 billion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

The portfolio managers from Wellington Management with joint and primary responsibility for managing the Wellington Portfolio are Mark Sullivan, John Soukas and Edward Meyi. Biographies for Messrs. Sullivan, Soukas and Meyi are provided below.

Mark Sullivan, CFA, CMT, Senior Managing Director and Fixed Income Portfolio Manager. Mr. Sullivan is a portfolio manager and leader of the Global Bond team. In his role, he focuses on manager selection, allocation, and risk management across the team's multi-strategy investment process. As the manager of portfolio managers, he is responsible for the aggregate risk and investment results within portfolios. In addition, he focuses on business and talent management as the leader of the investment team. Mr. Sullivan joined Wellington in 1999 as a project analyst in Global Relationship Management before becoming a quantitative analyst in the Fixed Income Group. He has been a member of the Global Bond team since 2002. Mark received his BA from Colgate University in 1999. In addition, he holds the Chartered Financial Analyst and Chartered Market Technician designations.

John Soukas, Senior Managing Director and Fixed Income Portfolio Manager. Mr. Soukas is a fixed income portfolio manager and a senior member of Wellington's Global Fixed Income investment team. As part of this role, he is a member of the Global Risk Committee, which is responsible for allocating capital to the investment team and managing risk across the entire business. He is an experienced investor with a proven track record in developing and implementing quantitative investment strategies. Prior to joining the firm in 2006, Mr. Soukas was managing partner at Fairlane Asset Management in Toronto, where he was responsible for global fixed income (2003-2006). Before that, he was a government bond portfolio manager focusing on relative value strategies at West End Capital Management (2002-2003), head of Canadian Government Bond Trading at Deutsche Bank Securities (1997-2002), and a senior economist at RBC Capital Markets (1994-1997). Mr. Soukas earned his MA in economics with a focus on econometrics and international finance from the University of Toronto in 1993 and his BA from the University of Western Ontario in 1991.

Edward Meyi, FRM, Managing Director and Fixed Income Portfolio Manager. Mr. Meyi is a fixed income portfolio manager and member of Wellington's Global Bond Team. He manages global fixed income portfolios for clients worldwide, including central bank, sovereign wealth fund, pension fund, and mutual fund clients of the firm. Prior to joining the firm in 2002, Mr. Meyi worked at Putnam, BlackRock, Scudder Kemper, and Investors Bank & Trust. Mr. Meyi earned his BA in history from Middlebury College in 1996 and is certified by the Global Association of Risk Professionals as a Financial Risk Manager (FRM).

Combined Portfolio

PGIM Investments. Brian Ahrens, Andrei Marinich, CFA, Todd L. Kerin and Saleem Z. Banatwala, CFA, are jointly and primarily responsible for the Combined Portfolio's asset allocations.

Brian Ahrens is a Senior Vice President and Head of the Strategic Investment Research Group (SIRG) of PGIM Investments. He focuses on portfolio risk oversight, manager fulfillment, and the allocation of assets among managers. Mr. Ahrens oversees a staff of 17 investment professionals who focus on investment consulting, portfolio construction, and risk oversight activities. Mr. Ahrens has been with Prudential for over 15 years. Mr. Ahrens earned his MBA in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and German. He is series 7, series 24 and series 63 certified, and CIMA certified.

Andrei Marinich, Portfolio Manager, serves as Head of Portfolio Construction for SIRG. This team is responsible for the discretionary management and risk oversight of multi-manager investment solutions. Solutions include multi-manager single asset class, liquid alternative, multi-asset target risk and outcome-oriented allocation portfolios. Prior to joining Prudential in 2000, Andrei worked for PaineWebber, Inc. (UBS) and its subsidiaries as an investment manager research analyst and prior as a senior portfolio analyst at Mitchell Hutchins Asset Management. Andrei began his investment career with Merrill Lynch in 1991. A member of the CFA Society New York and the CFA Institute, Andrei is a graduate of Rutgers University with a degree in Economics and holds the Chartered Financial Analyst (CFA) designation and the Certified Investment Management Analyst (CIMA) designation from the Wharton School of the University of Pennsylvania and the Investments & Wealth Institute.

Todd L. Kerin is a Vice President and member of SIRG Portfolio Construction team. He focuses on the discretionary management of multi-manager investment solutions including risk budgeting and manager allocation within both traditional and alternative asset classes. Mr. Kerin joined PGIM Investments and SIRG in October 2006 as an investment manager research analyst. Prior to joining SIRG, he spent 12 years with Standard and Poor's working in various capacities. Most recently, he worked as a senior fixed income mutual fund analyst in S&P's Credit Market Services Group. Mr. Kerin received his M.B.A. in Finance from Saint Thomas Aquinas College and a B.A. in English Literature from Western New England University.

Saleem Z. Banatwala, CFA, joined PGIM Investments in February 2013 as a research analyst focused on Portfolio Construction with SIRG. Prior to joining SIRG, Mr. Banatwala worked as an analyst for a pension consulting firm, and was responsible for the development of strategic investment policy for various foundations, endowments, and corporate pension plans. In addition to this, he conducted due diligence on various target date fund offerings for corporate defined contribution plans. Mr. Banatwala received his B.B.A. from Texas A&M University in College Station, TX. He is a CFA charter holder and a member of the CFA Society New York.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Target Portfolios and the Acquiring Portfolio, the SAI of the Trust contains an explanation of the structure of, and method(s) used by each of AB, GSAM, PIMCO, Franklin Advisers and Wellington to determine portfolio manager compensation. For each such portfolio manager for the Target Portfolios and the Acquiring Portfolio, the SAI of the Trust also contains an explanation of any material conflicts of interest that may arise between a portfolio manager's management of the Target Portfolios' and Acquiring Portfolio's investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI of the Trust provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolios, the Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolios and the Acquiring Portfolio are set forth below:

AST AB Global Bond Portfolio

0.64% of average daily net assets to $300 million;

0.63% on next $200 million of average daily net assets;

0.62% on next $250 million of average daily net assets;

0.61% on next $2.5 billion of average daily net assets;

0.60% on next $2.75 billion of average daily net assets;

0.57% on next $4 billion of average daily net assets;

0.55% over $10 billion of average daily net assets

AST Goldman Sachs Global Income Portfolio

0.64% of average daily net assets to $300 million;

0.63% on next $200 million of average daily net assets;

0.62% on next $250 million of average daily net assets;

0.61% on next $2.5 billion of average daily net assets;

0.60% on next $2.75 billion of average daily net assets;

0.57% on next $4 billion of average daily net assets;

0.55% over $10 billion of average daily net assets

AST PIMCO Dynamic Bond Portfolio

0.7125% of average daily net assets to $300 million;

0.7025% on next $200 million of average daily net assets;

0.6925% on next $250 million of average daily net assets;

0.6825% on next $2.5 billion of average daily net assets;

0.6725% on next $2.75 billion of average daily net assets;

0.6425% on next $4 billion of average daily net assets;

0.6225% over $10 billion of average daily net assets

AST Templeton Global Bond Portfolio

0.6325% of average daily net assets to $300 million;

0.6225% on next $200 million of average daily net assets;

0.6125% on next $250 million of average daily net assets;

0.6025% on next $2.5 billion of average daily net assets;

0.5925% on next $2.75 billion of average daily net assets;

0.5625 on next $4 billion of average daily net assets;

0.5425% over $10 billion of average daily net assets

AST Wellington Management Global Bond Portfolio

0.64% of average daily net assets to $300 million;

0.63% on next $200 million of average daily net assets;

0.62% on next $250 million of average daily net assets;

0.61% on next $2.5 billion of average daily net assets;

0.60% on next $2.75 billion of average daily net assets;

0.57% on next $4 billion of average daily net assets;

0.55% over $10 billion of average daily net assets

Assuming completion of the Reorganizations and based on the assets under management for each of the Portfolios as of December 31, 2019, the effective management fee rate for the Combined Portfolio would be 0.57% based on the contractual investment management fee rate of the Acquiring Portfolio. Additionally, based on the current assets under management for each of the Portfolios as of December 31, 2019, and assuming completion of the Reorganizations on that date, the pro forma annualized total net expense ratio for the Combined Portfolio is lower than the annualized total net expense ratio of the Target Portfolios, and is expected to continue to be lower following completion of the Reorganizations.

VOTING INFORMATION

Approval of each Reorganization requires approval by a majority of the outstanding voting securities of the relevant Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of a Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve a Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust's Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolios, will vote all shares of the Target Portfolios, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). In addition, under the Trust's proxy voting procedures, shares of the Target Portfolios that are held by other Trust portfolios will be voted using the same Shadow Voting procedure. The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager and other AST portfolios will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed voting instruction card;

•  Over the Internet;

•  Attending the Meeting via remote communication at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website; or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting via remote communication at https://viewproxy.com/Prudential/ASTAnnuities/broadridgevsm/. Please visit the Meeting website no later than 11:59 p.m. Eastern Time on the day before the Meeting to register. Shareholders will need to register for the Meeting by entering the control number found on the proxy card or voting instruction form on the Meeting website.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolios and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment company registered with the SEC under the 1940 Act. Each of the Portfolios is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolios are included in the prospectus and SAI for the Trust under file number 033-24962, dated April 27, 2020, and the portions of that prospectus and SAI relating to the Target Portfolios are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI, under file number 033-24962, is incorporated herein by reference. These documents are available upon request and without charge by calling 800-778-2255 or by writing to the Trust or to AST at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolios and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Target Portfolios and the Acquiring Portfolio had shares/votes outstanding as set forth in the table below.

Target Portfolio	Shares/Votes Outstanding
AST AB Global Bond Portfolio	81,262,463.646
AST Goldman Sachs Global Income Portfolio	67,258,372.179
AST PIMCO Dynamic Bond Portfolio	21,149,542.577
AST Templeton Global Bond Portfolio	27,012,164.112
Acquiring Portfolio	Shares/Votes Outstanding
AST Wellington Management Global Bond Portfolio	158,657,138.887

As of the Record Date, all of the shares of the Target Portfolios and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolios or the Acquiring Portfolio.

Target Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
AST AB Global Bond Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	28,383,288.742 / 34.93%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	27,903,897.819 / 34.34%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	21,585,909.329 / 26.56%
AST Goldman Sachs Global Income Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	23,581,414.157 / 35.06%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	23,227,841.688 / 34.54%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	17,849,951.717 / 26.54%
AST PIMCO Dynamic Bond Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	6,609,487.146 / 31.25%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	6,492,171.081 / 30.70%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	5,054,359.994 / 23.90%
	Advanced Series Trust AST Academic Strategies Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	1,098,524.170 / 5.19%
AST Templeton Global Bond Portfolio	PRUCO Life Insurance Company PLAZ—Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	14,688,328.785 / 54.38%
	PRUCO Life Insurance Company PALAC—Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	9,393,163.683 / 34.77%

Target Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
	PRUCO Life Insurance Company PLNJ—Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102	1,373,480.561 / 5.08%
Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
AST Wellington Management Global Bond Portfolio	Advanced Series Trust AST Preservation Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	55,886,373.556 / 35.22%
	Advanced Series Trust AST Balanced Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	54,760,199.931 / 34.51%
	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	655 Broad Street, 17th Floor Newark, NJ 07102	42,216,639.855 / 26.61%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Trust, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights, which follow will help you evaluate the financial performance of the Target Portfolios and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolios and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolios and Acquiring Portfolio for the fiscal years or periods ended December 31, 2019, 2018, 2017, 2016 and 2015 were derived from the financial statements audited by KPMG LLP, the Trust's independent registered public accounting firm for those years or periods, whose reports on these financial statements are unqualified. The reports of KPMG LLP for the year ended December 31, 2019, are included in the Trust's Annual Reports to Shareholders for the Target Portfolios and Acquiring Portfolio, which reports are available upon request.

	AST AB Global Bond Portfolio
	Year Ended December 31,						July 13, 2015(a) through December 31,
	2019		2018		2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.91		$10.86		$10.60	$10.08	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.19		0.22		0.22	0.17	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.59		(0.17)		0.04	0.35	0.04
Total from investment operations	0.78		0.05		0.26	0.52	0.08
Capital Contributions	—	(c)(d)	0.00	(c)(d)	—	—	—
Net Asset Value, end of period	$11.69		$10.91		$10.86	$10.60	$10.08
Total Return(e)	7.15	%(f)	0.46	%(f)	2.45%	5.16%	0.80%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,040		$1,583		$1,709	$1,299	$1,131
Average net assets (in millions)	1,453		1,697		1,688	1,266	802
Ratios to average net assets(g):
Expenses after waivers and/or Expense Reimbursement	0.90%		0.90%		0.90%	0.91%	0.92	%(h)
Expenses before waivers and/or Expense Reimbursement	0.90%		0.90%		0.90%	0.91%	0.92	%(h)
Net investment income (loss)	1.68%		2.03%		2.01%	1.65%	0.90%
Portfolio turnover rate(i)(j)	144%		210%		99%	88%	55%

(a)  Commencement of operations.

(b)  Calculated based on average shares outstanding during the period.

(c)  Represents payment received by the AB Portfolio, from Prudential, in connection with the failure to timely compensate the AB Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the AB Portfolio's tax status as a partnership.

(d)  Less than $0.005 per share.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Does not include expenses of the underlying funds in which the AB Portfolio invests.

(h)  Annualized.

(i)  The AB Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(j)  The AB Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the AB Portfolio's portfolio turnover rate may be higher.

	AST Goldman Sachs Global Income Portfolio
	Year Ended December 31,						July 13, 2015(a) through December 31,
	2019		2018		2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$10.68		$10.71		$10.49	$10.14	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.18		0.16		0.14	0.10	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.85		(0.19)		0.08	0.25	0.09
Total from investment operations	1.03		(0.03)		0.22	0.35	0.14
Capital Contributions	—	(c)(d)	0.00	(c)(d)	—	—	—
Net Asset Value, end of period	$11.71		$10.68		$10.71	$10.49	$10.14
Total Return(e)	9.64	%(f)	(0.28	)%(f)	2.10%	3.45%	1.40%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$523		$781		$801	$792	$754
Average net assets (in millions)	701		796		800	787	547
Ratios to average net assets(g):
Expenses after waivers and/or Expense Reimbursement	0.94%		0.91%		0.90%	0.92%	0.94	%(h)
Expenses before waivers and/or Expense Reimbursement	0.94%		0.92%		0.92%	0.93%	0.94	%(h)
Net investment income (loss)	1.59%		1.51%		1.28%	0.97%	0.98	%(h)
Portfolio turnover rate(i)	472%		344%		182%	284%	158%

(a)  Commencement of operations.

(b)  Calculated based on average shares outstanding during the period.

(c)  Represents payment received by the Goldman Portfolio, from Prudential, in connection with the failure to timely compensate the Goldman Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Goldman Portfolio's tax status as a partnership.

(d)  Less than $0.005 per share.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Does not include expenses of the underlying funds in which the Goldman Portfolio invests.

(h)  Annualized.

(i)  The Goldman Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Goldman Portfolio's portfolio turnover rate may be higher.

	AST PIMCO Dynamic Bond Portfolio
	Year Ended December 31,
	2019	2018		2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$9.59	$9.62		$9.65	$9.55	$9.77
Income (Loss) From Investment Operations:
Net investment income (loss)	0.22	0.19		0.17	0.16	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.28	(0.22)		(0.20)	(0.06)	(0.43)
Total from investment operations	0.50	(0.03)		(0.03)	0.10	(0.22)
Capital Contributions	—	—	(b)(c)	—	—	—
Net Asset Value, end of year	$10.09	$9.59		$9.62	$9.65	$9.55
Total Return(d)	5.32%	(0.31	)%(e)	(0.31)%	1.05%	(2.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$232	$280		$307	$321	$514
Average net assets (in millions)	277	306		313	375	684
Ratios to average net assets(f):
Expenses after waivers and/or Expense Reimbursement	1.03%	1.03%		1.05%	1.05%	1.03%
Expenses before waivers and/or Expense Reimbursement	1.05%	1.04%		1.05%	1.05%	1.03%
Net investment income (loss)	2.18%	1.95%		1.78%	1.72%	2.20%
Portfolio turnover rate(g)	368%	265%		146%	278%	264%

(a)  Calculated based on average shares outstanding during the year.

(b)  Represents payment received by the PIMCO Portfolio, from Prudential, in connection with the failure to timely compensate the PIMCO Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the PIMCO Portfolio's tax status as a partnership.

(c)  Less than $0.005 per share.

(d)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(e)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(f)  Does not include expenses of the underlying funds in which the PIMCO Portfolio invests.

(g)  The PIMCO Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the PIMCO Portfolio's portfolio turnover rate may be higher.

	AST Templeton Global Bond Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$11.22		$11.00		$10.78	$10.33		$10.83
Income (Loss) From Investment Operations:
Net investment income (loss)	0.56		0.46		0.42	0.28		0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.37)		(0.29)		(0.20)	0.17		(0.71)
Total from investment operations	0.19		0.17		0.22	0.45		(0.50)
Capital Contributions	—	(b)(c)(d)	0.05	(c)	—	—	(d)(e)	—
Net Asset Value, end of year	$11.41		$11.22		$11.00	$10.78		$10.33
Total Return(f)	1.60	%(g)	2.00	%(h)	2.04%	4.36	%(g)	(4.62)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$331		$311		$361	$341		$353
Average net assets (in millions)	328		348		353	338		591
Ratios to average net assets(i):
Expenses after waivers and/or Expense Reimbursement	0.94%		0.93%		0.95%	0.98%		0.97%
Expenses before waivers and/or Expense Reimbursement	0.94%		0.93%		0.95%	0.98%		0.97%
Net investment income (loss)	4.91%		4.16%		3.80%	2.69%		1.98%
Portfolio turnover rate(j)	47%		19%		36%	68%		60%

(a)  Calculated based on average shares outstanding during the year.

(b)  Represents payment received by the Templeton Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Represents payment received by the Templeton Portfolio, from Prudential, in connection with the failure to timely compensate the Templeton Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Templeton Portfolio's tax status as a partnership.

(d)  Less than $0.005 per share.

(e)  Represents payment received by the Templeton Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(f)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(g)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(h)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 1.55%.

(i)  Does not include expenses of the underlying funds in which the Templeton Portfolio invests.

(j)  The Templeton Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Templeton Portfolio's portfolio turnover rate may be higher.

	AST Wellington Management Global Bond Portfolio
	Year Ended December 31,						July 13, 2015(a) through December 31,
	2019		2018		2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, beginning of period	$11.02		$10.65		$10.39	$10.13	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.11		0.11		0.10	0.09	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.66		0.26		0.16	0.17	0.09
Total from investment operations	0.77		0.37		0.26	0.26	0.13
Capital Contributions	—	(c)(d)	—	(c)(d)	—	—	—
Net Asset Value, end of period	$11.79		$11.02		$10.65	$10.39	$10.13
Total Return(e)	6.99	%(f)	3.47	%(f)	2.50%	2.57%	1.30%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,556		$1,892		$2,008	$1,547	$947
Average net assets (in millions)	2,277		2,006		1,977	1,447	677
Ratios to average net assets(g):
Expenses after waivers and/or Expense Reimbursement	0.90%		0.90%		0.90%	0.91%	0.93	%(h)
Expenses before waivers and/or Expense Reimbursement	0.90%		0.90%		0.90%	0.91%	0.93	%(h)
Net investment income (loss)	0.96%		1.04%		0.93%	0.81%	0.86	%(h)
Portfolio turnover rate(i)	78%		80%		73%	79%	16%

(a)  Commencement of operations.

(b)  Calculated based on average shares outstanding during the period.

(c)  Represents payment received by the Acquiring Portfolio, from Prudential, in connection with the failure to timely compensate the Acquiring Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Acquiring Portfolio's tax status as a partnership.

(d)  Less than $0.005 per share.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Does not include expenses of the underlying funds in which the Acquiring Portfolio invests.

(h)  Annualized.

(i)  The Acquiring Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Acquiring Portfolio's portfolio turnover rate may be higher.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Summary Prospectus for the Acquiring Portfolio dated April 27, 2020, as supplemented on July 13, 2020.

Global-STMT

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Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("AST"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this [ ] day of [ ], 2020. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be [November 16, 2020], or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2019, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2019, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio's shareholders all of such Target Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(d)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Goodwin Procter LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(e)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(f)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined Prospectus and Proxy Statement and related materials, shall be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the

Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by [December 31, 2020], the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: _____________________________________ Title:
ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:

Schedule A

Target Portfolio	Acquiring Portfolio
[ ]	[AST Wellington Management Global Bond Portfolio]

Exhibit B

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

B-1

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Dated August 31, 2020

655 Broad Street

Newark, New Jersey 07102

Reorganizations of AST AB Global Bond Portfolio, AST Goldman Sachs Global Income Portfolio, AST PIMCO Dynamic Bond Portfolio and AST Templeton Global Bond Portfolio into the AST Wellington Management Global Bond Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the portfolios listed below (each, a “Target Portfolio” and collectively, the “Target Portfolios”), each a series of the Advanced Series Trust (the “Trust” or “AST”), and the Prospectus of the AST Wellington Management Global Bond Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolios, the “Portfolios”), a series of the Trust, dated August 31, 2020 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

Target Portfolio	Referred to Herein As
AST AB Global Bond Portfolio	AB Portfolio
AST Goldman Sachs Global Income Portfolio	Goldman Portfolio
AST PIMCO Dynamic Bond Portfolio	PIMCO Portfolio
AST Templeton Global Bond Portfolio	Templeton Portfolio

This SAI relates specifically to the proposed transfer of all of the Target Portfolios’ assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolios’ liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolios shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by the shareholders of the Target Portfolios will constitute a vote in favor of the liquidation of the Target Portfolios and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of each Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to a Target Portfolio and its shareholders, is referred to herein as the “Reorganization,” and these transactions are collectively referred to herein as the “Reorganizations.” If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolios and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolios and the Acquiring Portfolio. Additional information relating to the Trust is included in the Statement of Additional Information of the Trust under file number 033-24962, dated April 27, 2020 (the “Trust SAI”), which is hereby incorporated by reference. Those portions of the Trust SAI, under file number 033-24962, relating to the Target Portfolios are incorporated herein by reference.

Audited financial statements and accompanying notes for the AB Portfolio, Goldman Portfolio, PIMCO Portfolio and the Acquiring Portfolio for the fiscal year ended December 31, 2019, and the independent auditors’ report thereon, dated February 24, 2020, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

Audited financial statements and accompanying notes for the Templeton Portfolio for the fiscal year ended December 31, 2019, and the independent auditor’s report thereon, dated February 12, 2020, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganizations. You can request a copy of the Prospectus/Proxy Statement by calling 800-778-2255 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website

(www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page No.
Investment Restrictions	S-4
Pro Forma Financial Information	S-6
Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio	S-13

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolios and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the Investment Company Act of 1940, as amended (the “1940 Act”). Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to the AB Portfolio, Goldman Portfolio, PIMCO Portfolio and the Acquiring Portfolio

Under their fundamental investment restrictions, the AB Portfolio, Goldman Portfolio, PIMCO Portfolio and the Acquiring Portfolio will not:

1)             Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, clearing listed options in a margin account, and obligations of either the AB Portfolio, Goldman Portfolio, PIMCO Portfolio or the Acquiring Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2)             Underwrite securities issued by other persons, except to the extent that the AB Portfolio, Goldman Portfolio, PIMCO Portfolio or the Acquiring Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933, as amended (the “1933 Act”)) in connection with the purchase and sale of portfolio securities.

3)             Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit either the AB Portfolio, Goldman Portfolio, PIMCO Portfolio or the Acquiring Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4)             Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit either the AB Portfolio, Goldman Portfolio, PIMCO Portfolio or the Acquiring Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.

5)             Make loans, except that each of the AB Portfolio, Goldman Portfolio, PIMCO Portfolio and the Acquiring Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 331/3 % of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6)             Purchase any security if, as a result, more than 25% of the value of either Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7)             With respect to 75% of the value of the AB Portfolio’s, Goldman Portfolio’s, PIMCO Portfolio’s or the Acquiring Portfolio’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of its total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the AB Portfolio, Goldman Portfolio, PIMCO Portfolio or the Acquiring Portfolio.

If a restriction on either the AB Portfolio’s, Goldman Portfolio’s, PIMCO Portfolio’s or the Acquiring Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the AB Portfolio’s, Goldman Portfolio’s, PIMCO Portfolio’s or the Acquiring Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit either the AB Portfolio’s, Goldman Portfolio’s, PIMCO Portfolio’s or the Acquiring Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (6), neither of the AB Portfolio, Goldman Portfolio, PIMCO Portfolio or Acquiring Portfolio will consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of its assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), neither of the AB Portfolio, Goldman Portfolio, PIMCO Portfolio or Acquiring Portfolio will borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable to the Templeton Portfolio

Under its fundamental investment restrictions, the Templeton Portfolio will not:

1)             Borrow money, except for temporary, extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Templeton Portfolio maintains asset coverage of 300% for all borrowings. Subject to the above limitations, the Templeton Portfolio may borrow from persons to the extent permitted by applicable law including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance;

2)             Purchase or sell real estate (except that the Templeton Portfolio may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Templeton Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Templeton Portfolio’s ownership of securities) or purchase or sell physical commodities or contracts relating to physical commodities;

3)             Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Templeton Portfolio;

4)             Make loans to other persons, except (a) loans of portfolio securities, (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans, and (c) loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

5)             Issue senior securities except in compliance with the 1940 Act; or

6)             Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

Notes: The following notes should be read in connection with the above described fundamental policies. The notes are not fundamental policies.

For purposes of investment restriction (4), the Templeton Portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

For purposes of investment restriction (6), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction. For as long as this staff position is in effect, the Templeton Portfolio will not invest more than 25% of its total assets in the securities of any single governmental issuer. For purposes of this restriction, governmental entities are considered separate issuers.

PRO FORMA FINANCIAL INFORMATION

The Reorganizations are intended to consolidate the Target Portfolios into the Acquiring Portfolio. The portfolio resulting from the Reorganizations is referred to herein as the “Combined Portfolio.” The unaudited pro forma information set forth below for the 12 months ended December 31, 2019, is intended to present ratios and supplemental data as if the Reorganizations had been consummated at January 1, 2019. Such unaudited pro forma information should be read in conjunction with the Trust’s Annual Report to Shareholders under file number 811-05186, dated December 31, 2019, relating to the Target Portfolios and the Acquiring Portfolio, which is on file with the SEC and is available at no charge.

For the 12 months ended December 31, 2019, the average daily net assets of the AB Portfolio were approximately $1,452.7 million, the average daily net assets of the Goldman Portfolio were approximately $701 million, the average daily net assets of the PIMCO Portfolio were approximately $277.1 million, the average daily net assets of the Templeton Portfolio were approximately $328.4 million and the average daily net assets of the Acquiring Portfolio were approximately $2,276.9 million. The pro forma average daily net assets of the Combined Portfolio for the 12 months ended December 31, 2019, were approximately $5,036.2 million. On or about November 16, 2020, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies.

The Portfolios have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered public accounting firm. Each of these service providers has entered into an agreement with the Trust, PGIM Investments LLC (“PGIM Investments”) and AST Investment Services, Inc. (“ASTIS,” and together with PGIM Investments, the “Manager”) on behalf of the Portfolios, which governs the provision of services to the Portfolio. Such agreements contain the same terms with respect to the Portfolios.

The Templeton Portfolio is managed by PGIM Investments and ASTIS, and the AB Portfolio, Goldman Portfolio, PIMCO Portfolio and the Acquiring Portfolio are solely managed by PGIM Investments. The subadviser for the AB Portfolio is AllianceBernstein L.P. (“AB”). The subadviser for the Goldman Portfolio is Goldman Sachs Asset Management, L.P. (“GSAM L.P.”) and the sub-subadviser is Goldman Sachs Asset Management International (“GSAMI”). The subadviser for the PIMCO Portfolio is Pacific Investment Management Company, LLC (“PIMCO”). The subadviser for the Templeton Portfolio is Franklin Advisers, Inc. (“Franklin Advisers”). The subadviser for the Acquiring Portfolio is Wellington Management Company LLP (“Wellington”).

The contractual investment management fee rates for the Target Portfolios and the Acquiring Portfolio are set forth below:

AST AB Global Bond Portfolio

0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

AST Goldman Sachs Global Income Portfolio
0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

AST PIMCO Dynamic Bond Portfolio
0.7125% of average daily net assets to $300 million;
0.7025% on next $200 million of average daily net assets;
0.6925% on next $250 million of average daily net assets;
0.6825% on next $2.5 billion of average daily net assets;
0.6725% on next $2.75 billion of average daily net assets;
0.6425% on next $4 billion of average daily net assets;
0.6225% over $10 billion of average daily net assets

AST Templeton Global Bond Portfolio
0.6325% of average daily net assets to $300 million;
0.6225% on next $200 million of average daily net assets;
0.6125% on next $250 million of average daily net assets;

0.6025% on next $2.5 billion of average daily net assets;
0.5925% on next $2.75 billion of average daily net assets;
0.5625 on next $4 billion of average daily net assets;
0.5425% over $10 billion of average daily net assets

AST Wellington Management Global Bond Portfolio

0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

AST AB Global Bond Portfolio

Annual Portfolio Operating Expenses (year ended 12/31/19)(1)

	AB Portfolio			Acquiring Portfolio			Combined Portfolio (AB)
	Amount	Percentage of Average Net Assets		Amount	Percentage of Average Net Assets		Amount	Percentage of Average Net Assets
Management Fee	$9,016,707	0.62%		$14,044,208	0.62%		$22,857,948	0.61%
Distribution and/or Service Fees (l2b-l Fees)	3,631,847	0.25%		5,692,298	0.25%		9,324,145	0.25%
Other Expenses	479,326	0.03%		711,147	0.03%		1,016,008	0.03%
Total Annual Portfolio Operating Expenses	$13,127,880	0.90%		$20,447,653	0.90%		$33,198,101	0.89%
Fee Waiver and/or Expense Reimbursement	(226,627)	(0.02	)%(2)	(910,768)	(0.04	)%(3)	(1,536,619)	(0.04	)%(4)
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$12,901,253	0.88%		$19,536,885	0.86%		$31,661,482	0.85%

(1) On or about November 16, 2020, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed “AST Global Bond Portfolio.”

(2) Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.0156% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(3) Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.04% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(4) To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Combined Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager under the 0.88% limitation may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Goldman Sachs Global Income Portfolio

Annual Portfolio Operating Expenses (year ended 12/31/19)(1)

	Goldman Portfolio			Acquiring Portfolio			Combined Portfolio (GSAM)
	Amount	Percentage of Average Net Assets		Amount	Percentage of Average Net Assets		Amount	Percentage of Average Net Assets
Management Fee	$4,426,478	0.63%		$14,044,208	0.62%		$18,320,580	0.62%
Distribution and/or Service Fees (l2b-l Fees)	1,752,612	0.25%		5,692,298	0.25%		7,444,910	0.25%
Other Expenses	419,497	0.06%		711,147	0.03%		923,008	0.03%
Total Annual Portfolio Operating Expenses	$6,598,587	0.94%		$20,447,653	0.90%		$26,688,498	0.90%
Fee Waiver and/or Expense Reimbursement	(70,104)	(0.01	)%(2)	(910,768)	(0.04	)%(3)	(1,226,921)	(0.04	)%(4)
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$6,528,483	0.93%		$19,536,885	0.86%		$25,461,577	0.86%

(1) On or about November 16, 2020, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed “AST Global Bond Portfolio.”

(2) Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(3) Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.04% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(4) To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Combined Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager under the 0.88% limitation may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST PIMCO Dynamic Bond Portfolio

Annual Portfolio Operating Expenses (year ended 12/31/19)(1)

	PIMCO Portfolio		Acquiring Portfolio			Combined Portfolio (PIMCO)
	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets		Amount	Percentage of Average Net Assets
Management Fee	$1,974,372	0.71%	$14,044,208	0.62%		$15,734,546	0.62%
Distribution and/or Service Fees (l2b-l Fees)	692,762	0.25%	5,692,298	0.25%		6,385,060	0.25%
Other Expenses	240,022	0.09%	711,147	0.03%		792,008	0.03%
Total Annual Portfolio Operating Expenses	$2,907,156	1.05%	$20,447,653	0.90%		$22,911,614	0.90%
Fee Waiver and/or Expense Reimbursement	(0.00)	(0.00)%	(910,768)	(0.04	)%(2)	(1,052,258)	(0.04	)%(3)
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$2,907,156	1.05%	$19,536,885	0.86%		$21,859,356	0.86%

(1) On or about November 16, 2020, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed “AST Global Bond Portfolio.”

(2) Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.04% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(3) To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Combined Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager under the 0.88% limitation may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

AST Templeton Global Bond Portfolio

Annual Portfolio Operating Expenses (year ended 12/31/19)(1)

	Templeton Portfolio		Acquiring Portfolio			Combined Portfolio (Templeton)
	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets		Amount	Percentage of Average Net Assets
Management Fee	$2,074,267	0.63%	$14,044,208	0.62%		$16,047,425	0.62%
Distribution and/or Service Fees (l2b-l Fees)	820,991	0.25%	5,692,298	0.25%		6,513,289	0.25%
Other Expenses	175,464	0.06%	711,147	0.03%		795,008	0.03%
Total Annual Portfolio Operating Expenses	$3,070,722	0.94%	$20,447,653	0.90%		$23,355,722	0.90%
Fee Waiver and/or Expense Reimbursement	(0.00)	(0.00)%	(910,768)	(0.04	)%(2)	(1,073,390)	(0.04	)%(3)
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$3,070,722	0.94%	$19,536,885	0.86%		$22,282,332	0.86%

(1) On or about November 16, 2020, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed “AST Global Bond Portfolio.”

(2) Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.04% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(3) To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Combined Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager under the 0.88% limitation may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Combined Portfolio

Annual Portfolio Operating Expenses (year ended 12/31/19)(1)

	AB Portfolio			Goldman Portfolio			PIMCO Portfolio			Templeton Portfolio			Acquiring Portfolio(1)			Combined Portfolio
	Amount	% of Avg Net Assets		Amount	% of Avg. Net Assets		Amount	% of Avg. Net Assets		Amount	% of Avg. Net Assets		Amount	% of Avg. Net Assets		Amount	% of Avg. Net Assets
Management Fees	$9,016,707	0.62	%*	$4,426,478	0.63	%*	$1,974,372	0.71	%*	$2,074,267	0.63	%*	$14,044,208	0.62%		$30,697,224	0.61%
Distribution and/or Service Fees (12b-1 Fees)	3,631,847	0.25	%*	1,752,612	0.25	%*	692,762	0.25	%*	820,991	0.25	%*	5,692,298	0.25%		12,590,510	0.25%
Other Expenses	479,326	0.03	%*	419,497	0.06	%*	240,022	0.09	%*	175,464	0.06	%*	711,147	0.03%		1,391,008	0.03%
Total Annual Portfolio Operating Expenses	$13,127,880	0.90	%*	$6,598,587	0.94	%*	$2,907,156	1.05	%*	$3,070,722	0.94	%*	$20,447,653	0.90%		$44,678,742	0.89%
Fee Waiver and/or Expense Reimbursement	(226,627)	(0.02	)%(2)	(70,104)	(0.01	)%(3)	(0.00)	(0.00)%		(0.00)	(0.00)%		(910,768)	(0.04	)%(4)	(2,074,916)	(0.04	)%(5)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	$12,901,253	0.88%		$6,528,483	0.93%		$2,907,156	1.05%		$3,070,722	0.94%		$19,536,885	0.86%		$42,603,826	0.85%

(1) On or about November 16, 2020, the Acquiring Portfolio will be “repositioned,” which involves subadviser changes and changes to the Acquiring Portfolio’s investment strategies. In addition, effective on or about November 16, 2020, the Acquiring Portfolio will be renamed “AST Global Bond Portfolio.”

(2) Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.0156% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(3) Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.01% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees

(4) Effective as of June 1, 2020, the Manager has contractually agreed to waive 0.04% of its investment management fee through June 30, 2021. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

(5) To the extent the Reorganization is approved, the Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio’s investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.88% of the Combined Portfolio’s average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager under the 0.88% limitation may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Prudential Annuities Distributors, Inc. (“PAD”) serves as the distributor of each portfolio of the Trust, including the Acquiring Portfolio and the Target Portfolios. PAD is an affiliate of PGIM Investments. For the 12-month period ended December 31, 2019, the 12b-1 fee paid by the Acquiring Portfolio to PAD was 0.25%. The distribution and service (12b-1) fee paid by the Acquiring Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Acquiring Portfolio, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Acquiring Portfolio.

Generally, as the asset size of a portfolio increases, the Other Expenses as a percentage of net assets decrease. Given that the Combined Portfolio is expected to be larger than the Target Portfolios, the Other Expenses of the Combined Portfolio would have been lower than the Other Expenses of the Target Portfolio had the Reorganizations occurred on December 31, 2019 as a percentage of net assets.

No significant accounting policies will change as a result of the Reorganizations, specifically, policies regarding valuation of portfolio securities, or compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended. The performance history of the Target Portfolios will terminate upon the completion of the Reorganizations.

The Reorganizations are expected to be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the Target Portfolios or its shareholders (i.e., the Participating Insurance Companies) as a result of the completion of the Reorganizations. However, gain or loss will be recognized on any related sale of the Target Portfolios’ holdings. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Target Portfolios in connection with the Reorganizations will be the same as the aggregate tax basis of the Target Portfolio shares held immediately before the Reorganizations.

All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this Prospectus/Proxy Statement and related materials, will be paid by PAD or its affiliates, not the Target Portfolios or the Acquiring Portfolio. These costs are expected to be approximately $90,000.

In connection with the Reorganizations, there will be purchases and sales of securities. These transactions may result in costs, such as brokerage commissions. If the Reorganizations are effected, the subadviser(s) of the Combined Portfolio will analyze and evaluate the portfolio securities of the Target Portfolios. Any costs for transactions prior to the Reorganizations will be borne by Target Portfolio shareholders, and any costs for transactions after the Reorganizations will be borne by Combined Portfolio shareholders. Actual portfolio sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganizations and will be at the discretion of the Combined Portfolio’s subadvisers—AB, GSAM and Wellington. The extent to which the portfolio securities of the Target Portfolios will be maintained by the Acquiring Portfolio will be determined consistent with the Acquiring Portfolio’s investment objective, strategies and policies.

The Manager estimates that approximately 6% of the Target Portfolios’ securities will be transitioned by the Acquiring Portfolio as a result of the Reorganizations; however, this may change depending on market conditions at the time of the Reorganizations. The holdings of the Combined Portfolio will depend on portfolio composition, market conditions and other factors at the time of the Reorganizations. It is currently estimated that such portfolio repositioning will result in brokerage and other transaction costs of approximately $800,000 or 2 basis points of the Combined Portfolio (or $0.002 per share of the Combined Portfolio).

Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio

Introduction

Additional information relating specifically to the Combined Portfolio is set forth below.

Subadvisory Agreement for Combined Portfolio

The Manager has entered into subadvisory agreement with AB, GSAM and Wellington, pursuant to which PGIM Investments (and not the Combined Portfolio) will pay AB, GSAM and Wellington the annualized fees shown below.

AllianceBernstein L.P.

0.20% of average daily net assets to $500 million;

0.15% of average daily net assets over $500 million

Goldman Sachs Asset Management, L.P./ Goldman Sachs Asset Management International

0.19% of average daily net assets to $500 million;

0.185% of average daily net assets over $500 million to $1.5 billion;

0.18% of average daily net assets over $1.5 billion

Wellington Management Company LLP

0.19% of average daily net assets

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of May 31, 2020. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of May 31, 2020.

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments	Brian Ahrens	19/$48,263,427,264.44	None	None	None
	Andrei O. Marinich, CFA	19/$48,263,427,264.44	None	None	None
	Todd L. Kerin	19/$48,263,427,264.44	None	None	None
	Saleem Z. Banatwala, CFA	13/$15,142,887,329.82	None	None	None
AllianceBernstein L.P.	Scott DiMaggio, CFA	4/$3,245 million	9/$1,918 million	17/$3,515 million	None
	Matthew Sheridan, CFA	40/$18,418 million	186/$97,396 million	36/$15,020 million	None
	Douglas J. Peebles	28/$12,413 million	150/$16,730 million	63/$19,926 million	None
GSAM	Simon Dangoor	61/$449,810 million	327/$242,141 million 27/$12,452 million	29,330/$534,645 million 35/$12,093 million	None
	Hugh Briscoe	11/$11,073 million	52/$16,445 million 4/$159 million	2,905/$86,309 million 13/$8,513 million	None
Wellington Management Company LLP	Mark Sullivan, CFA, CMT	5/$5,158,044,532	41/$12,149,748,479 15/$3,717,740,004	45/$18,961,728,195 5/2,000,017,411	None
	John Soukas	4/$290,152,030	50/$10,685,927,344 20/$3,226,967,476	48/$18,557,190,720 5/2,000,021,395	None
	Edward Meyi, FRM	3/$313,979,811	28/$7,700,137,879 6/$241,292,315	44/$18,266,988,781 4/1,503,640,712	None

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio and Combined Portfolio

PGIM Investments LLC

PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

• Attract and reward highly qualified employees

• Align with critical business goals and objectives

• Link to the performance results relevant to the business segment and Prudential

• Retain top performers

• Pay for results and differentiate levels of performance

• Foster behaviors and contributions that promote Prudential’s success

The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long term incentive compensation.

Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan’s effective date for base pay increases.

Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization’s budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest 1/3 per year over 3 years and the restricted stock vests 100% at the end of 3 years.

CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

AllianceBernstein L.P.

COMPENSATION. AllianceBernstein’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods— with more weight given to longer time periods. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

Other factors can play a part in determining portfolio managers’ total compensation (including base compensation). This may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

CONFLICTS OF INTEREST. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. (including Goldman Sachs Asset Management International)

PORTFOLIO MANAGERS’ COMPENSATION. Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs & Co. LLC (Goldman Sachs); the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers may be rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation. In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

CONFLICTS OF INTEREST. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser and will, under certain circumstances limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own account or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which the certain funds directly and indirectly invest. Thus, it is expected that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and affiliates perform or seek to perform investment banking or other services. GSAM acts as sub-adviser to certain of the funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on Portfolio performance, and GSAM will still receive significant compensation from a Portfolio even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolios. The results of a Portfolio’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, a Portfolio may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, a Portfolio may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact a Portfolio. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when your Fund executes transactions in the same securities. Transactions by one or more Goldman Sachs advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio. A Portfolio’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by a Portfolio, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Portfolio or who engage in transactions with or for a Portfolio.

A Portfolio may make brokerage and other payments to Goldman Sachs and its affiliates in connection with a Portfolio’s portfolio investment transactions, in accordance with applicable law.

Wellington Management Company LLP

Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to a Portfolio. The following information is as of December 31, 2019.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (the “Investment Professional”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. The Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professional, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Soukas and Sullivan are Partners.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
AST Wellington Management Global Bond Portfolio	Bloomberg Barclays Global Aggregate Bond Hedged to USD

Potential Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. A Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of a Portfolio (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of a Portfolio. The Investment Professionals make investment decisions for each account, including a Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to a Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of a Portfolio.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Portfolio, or make investment decisions that are similar to those made for a Portfolio, both of which have the potential to adversely impact a Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for a Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of a Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing a Portfolio. Messrs. Meyi, Soukas, and Sullivan also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.